 As filed with the Securities and Exchange Commission on April 14, 2015

Registration No. 33-96668

811-09092

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 26	☒

AND/OR

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 28	☒

(Check appropriate box or boxes)

FIRST EAGLE VARIABLE FUNDS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105
(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (212) 698-3000

Suzan Afifi
First Eagle Variable Funds
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Copy To:
Nathan J. Greene, Esq.
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☒	On April 30, 2015 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Title of Securities Being Registered:
First Eagle Overseas Variable Fund—Common Stock

Prospectus	April 30, 2015

Overseas Variable Fund

Ticker | FEOVX

Advised by First Eagle Investment Management, LLC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Thank you for your interest in First Eagle Variable Funds (the “Trust”), managed by First Eagle Investment Management, LLC (“FEIM”or the “Adviser”).

John P. Arnhold is Chairman of the Adviser and also serves as President and Trustee of the Trust. Matthew McLennan and Kimball Brooker, Jr. make up the portfolio management team for First Eagle Overseas Variable Fund (the “Fund”).

2First Eagle Variable Funds | Prospectus | April 30, 2015

Useful Shareholder Information	Back Cover
First Eagle Variable Funds | Prospectus | April 30, 20153

First Eagle Overseas Variable Fund

Summary Information

Investment Objective

First Eagle Overseas Variable Fund (the “Fund”) seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Fees and Expenses of the Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect charges imposed by variable annuity contracts and variable life insurance policies (collectively “Variable Contracts”) issued by the life insurance companies through which the Fund is offered.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75%

Distribution and Service (12b-1) Fees	0.25

Other Expenses*	0.33
Total Annual Operating Expenses	1.33%

*	“Other Expenses” shown reflect actual expenses for the Fund for the fiscal year ended December 31, 2014, adjusted to reflect certain estimated expenses for fiscal year 2015.

4First Eagle Variable Funds | Prospectus | April 30, 2015

Overseas Variable Fund  April 30, 2015

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and operating expenses remain the same. The example does not reflect charges imposed by the Variable Contracts and the costs shown in the example would be higher if those charges were reflected.

	1 Year	3 Years	5 Years	10 Years
Sold or Held	$135	$421	$729	$1,601

Portfolio Turnover Rate

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account (which would typically not be the case for a Variable Contract). These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.23% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective, the Fund will invest primarily in equities, including common and preferred stocks, warrants or other similar rights to purchase a company’s securities, and convertible securities, issued by non-U.S. companies. The Fund may invest in securities traded in mature markets (for example, Japan, Germany and France) and in countries whose economies are still developing (sometimes called “emerging markets”). The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value (“fundamental value” is a term commonly used by value investors to refer to their estimate of the value an educated buyer would place on a company as a whole). Normally, the Fund invests at least 80% of its total assets in foreign securities (and counts relevant derivative positions towards this “80% of assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books). The Fund may invest up to 20% of its total assets in debt instruments. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in fixed-income instruments (without regard to credit rating or time to maturity), short-term debt instruments, gold and other precious metals and futures contracts related to precious metals.

Although the Fund shares a similar name and investment objective to First Eagle Overseas Fund (a portfolio of the First Eagle Funds family), the two do not apply identical investment strategies. For instance, the Fund has tended to hold a more concentrated securities portfolio than has the First Eagle Overseas Fund. This may make the Fund more susceptible to fluctuations in value than First Eagle Overseas Fund.

First Eagle Variable Funds | Prospectus | April 30, 20155

Summary Information about the Overseas Variable Fund

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•

Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are rated below investment grade, e.g., junk bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes to U.S. and foreign taxes, currencies, mining laws, inflation, and various other market conditions.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies and currency forwards, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program intended to reduce the impact of foreign exchange rate changes on the Fund’s value.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s investments in non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

For more information on the risks of investing in the Fund, please see the More Information about the Fund’s Investments section.

Investment Results

The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

The following information discloses tax returns on a before-tax basis. After-tax returns depend on an individual investor’s tax situation and are generally not relevant for investors who hold shares in tax-deferred arrangements, including most variable life insurance and variable annuity contracts.

Updated performance information is available by calling 800.747.2008.

6First Eagle Variable Funds | Prospectus | April 30, 2015

Overseas Variable Fund  April 30, 2015

The following bar chart and table assumes reinvestment of dividends and distributions and do not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns

Best Quarter		Worst Quarter
Second Quarter 2009	16.00%	Third Quarter 2011	-11.44%

Average Annual Total Returns as of December 31, 2014

	1 Year	5 Years	10 Years

First Eagle Overseas Variable Fund	-1.23%	7.48%	8.65%

MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-4.90%	5.33%	4.43%

First Eagle Variable Funds | Prospectus | April 30, 20157

Summary Information about the Overseas Variable Fund

Our Management Team

Matthew McLennan and Kimball Brooker, Jr. have served as the Fund’s portfolio managers since September 2008 and April 2011, respectively.

Tax Information

The Fund expects that any distributions to Variable Contract investors will be exempt from current federal income taxation to the extent such distributions accumulate in a variable annuity contract or variable life insurance policy. For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, please refer to the Prospectus offered by the participating insurance company.

Payments to Insurance Companies and other Financial Intermediaries

If you purchase shares of the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend one variable annuity contract over another or be a factor in an insurance company’s decision to include the Fund as an underlying investment option in its variable insurance products. Ask your sales person or visit your insurance company’s or other financial intermediary’s website for more information. See the About Your Investment—Distribution and/or Shareholder Services Expenses section for more information.

8First Eagle Variable Funds | Prospectus | April 30, 2015

Overseas Variable Fund  April 30, 2015

More Information about the Fund’s Investments

Investment Objective and Strategies of the Fund

The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

In seeking to achieve this objective, the Fund may invest in securities traded in mature markets and in countries whose economies are still developing. The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. Normally, the Fund invests at least 80% of its total assets in foreign securities. The Fund may invest up to 20% of its total assets in debt instruments. The Fund may invest in fixed-income instruments, short-term debt instruments, gold and other precious metals and futures contracts related to previous metals.

Change in Investment Objective — Although no change is anticipated, the investment objective of the Fund can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective or of any change in the Fund’s “80% of assets” investment policies.

Principal Investment Risks

Some of the principal investment risks of the Fund are described below in greater detail than in the Fund Summary at the beginning of the Prospectus. Other investment risks and practices also apply and are described below and/or in the Statement of Additional Information (the “SAI”), which is available on request (see back cover).

Market Risk — All securities may be subject to adverse market trends. The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. This may cause the Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

For reasons not necessarily attributable to what are often referred to as a company’s “fundamentals” (i.e., its prospects based on a measured analysis of its assets, management skills, market position, etc.), the price of a company’s securities acquired by the Fund may decline substantially. In particular, investing at what may appear to be “undervalued” levels is no guarantee that the purchased assets will not be trading at even more “undervalued” levels at a time of sale by the Fund.

Credit and Interest Rate Risk — The value of a Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

Foreign Investment Risk — Foreign securities involve certain inherent risks that are different from those of domestic securities, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Typically, there is less publicly available information about a foreign company and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. Many foreign stock markets are not as large or liquid as in the United States; fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges; and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. As a result of these and other factors, foreign securities purchased by the Fund may be subject to greater price fluctuation than securities of U.S. companies. These risks may be more pronounced with respect to investments in emerging markets, which generally are subject to greater risk of economic and political disruptions, greater price volatility, and may not be subject to the same accounting, financial and other reporting requirements as the securities markets of more developed countries.

Currency Risk —Currency fluctuations will also affect the net asset value of the Fund irrespective of the performance of the underlying investments in foreign issuers. The Fund may engage in currency exchange transactions to, among other

First Eagle Variable Funds | Prospectus | April 30, 20159

More Information about the Fund’s Investments

reasons, hedge against losses in the U.S. dollar value of its portfolio securities resulting from possible variations in exchange rates. A currency exchange may be conducted on a spot (i.e., cash) basis or through a forward currency exchange contract or other cash management position. Although such hedged positions may be used to protect the Fund from adverse currency movements, the use of hedges may reduce or eliminate potential profits from currency fluctuations that are otherwise in the Fund’s favor.

Risks of Small and Medium-Size Companies — In addition to investments in larger companies, the Fund may invest in smaller and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Derivatives Risk — The Fund may invest in options, futures, forwards and swaps and related products which are often referred to as “derivatives.” Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. The Fund does not have a set amount of derivative investments in which it seeks to invest and may invest as part of a hedging strategy or to seek investment gains.

Futures contracts or other derivatives, including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. Derivatives are subject to counterparty risk, which is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market over recent years, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss, which could also lead to an increase in redemptions of Fund shares. The Fund also could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for some derivatives is, or suddenly can become, illiquid, especially in times of financial stress. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Risks of Gold — The Fund may also invest in precious metals, such as gold, as well as precious metal-related issues. It is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals including changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Although the risks related to investing in gold and other precious metals directly (as the Fund is authorized to do) are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding such metals results in no income being derived from such holding, unlike certain securities which may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of its custodian, precious metals held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if such metals in the future were held in book account, it would involve risks of the credit of the party holding them.

Risks of Debt Instruments — The Fund may invest in fixed-income securities (without regard to credit rating or time to maturity), such as bonds, and short-term debt instruments, including “money market” instruments. Instruments with the

10First Eagle Variable Funds | Prospectus | April 30, 2015

Overseas Variable Fund  April 30, 2015

lowest investment grade ratings are considered to have speculative characteristics. Debt instruments that are unrated may be considered by the Adviser to be equivalent to below investment grade (often referred to as “high yield” or “junk bonds”). On balance, debt instruments that are below investment grade are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. In the event of a high yield issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. High yield instruments are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt instruments.

Convertible Security Risk — The Fund may be susceptible to convertible security risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, and credit rating and changes in interest rates and other general economic, industry and market conditions. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable non-convertible securities. They may be less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

Defensive Investment Strategies

The Fund has the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Fund. Under a defensive strategy, the Fund may hold cash and/or invest up to 100% of its assets in high quality debt instruments or money market instruments of U.S. or foreign issuers. In such a case, the Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information, which is available on request (see back cover).

Fund Index

The Average Annual Total Returns table earlier in this Prospectus illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International (MSCI) EAFE Index. The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase.

First Eagle Variable Funds | Prospectus | April 30, 201511

Fund Management

The Adviser

The Adviser of the Fund is First Eagle Investment Management, LLC, a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses—Gebr. Arnhold founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803. The Adviser offers a variety of investment management services. In addition to the Fund, its clients include the First Eagle Funds, corporations, foundations, major retirement plans and high net worth individuals. As of January 31, 2015, the Adviser had more than $99.5 billion under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105.

Matthew McLennan and Kimball Brooker, Jr. manage the Fund. The professional backgrounds of Messrs. McLennan and Brooker follow.

Matthew McLennan is head of the First Eagle Global Value Team and manages the Fund with Mr. Brooker. Mr. McLennan joined the Adviser in September 2008 after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Chief Investment Officer of a London based investment team from 2003 to 2008 where he was responsible for managing a focused value-oriented global equity product and held positions from 1994 to 2003 that included portfolio management and investment analyst responsibilities for small-cap and mid-cap value equity portfolios.

Kimball Brooker has managed the Fund with Mr. McLennan since April 2011. Mr. Brooker joined the Adviser in January 2009 and serves as a member of the First Eagle Global Value analyst team and as a portfolio manager for a number of accounts for the Adviser in addition to his current management responsibilities with the Fund. For the three years prior to that, Mr. Brooker was Chief Investment Officer of Corsair Capital.

Additional information regarding these portfolio managers’ compensation, other accounts managed by them and their ownership of securities in the Fund is available in the Statement of Additional Information. The portfolio managers are supported in their duties by a team of investment professionals employed by the Adviser, and certain background information regarding these investment professionals is also available in the Statement of Additional Information.

Pursuant to an advisory agreement with the Trust, the Adviser is responsible for the management of the Fund’s portfolio. In return for its investment management services, the Fund pays the Adviser a fee at the annual rate of the average daily value of the Fund’s net assets as follows:

Management Fee
First Eagle Overseas Variable Fund	0.75%

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. These reimbursements are in addition to the management fee paid to the Adviser, but may not exceed an annual rate of 0.05% of the value of the Fund’s average daily net assets, and they comprise a portion, and sometimes a substantial portion, of the Fund’s “Other Expenses” in the fees and expenses table of this Prospectus.

Approval of Advisory Agreement

For your reference, a discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement is available in the Annual Report to Shareholders for the financial reporting period ended December 31 of each year.

12First Eagle Variable Funds | Prospectus | April 30, 2015

Overseas Variable Fund  April 30, 2015

About Your Investment

Investing requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy designed to meet your short-and long-term financial goals.

How to Purchase Shares

Shares of the Fund are offered for purchase by separate accounts of insurance companies for the purpose of serving as an investment medium for Variable Contracts. Shares of the Fund are sold at their net asset value (without a sales charge) next computed after a receipt of a purchase order by an insurance company whose separate account invests in the Fund. These insurance companies also may impose certain handling charges in connection with transactions in Fund shares and may have particular requirements relating to processing transactions. For information on how to purchase shares (and details relating to any such handling charges or other processing requirements), please refer to the Prospectus of the participating insurance company.

Shares of the Fund are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to Variable Contract owners arising from offering the Fund’s shares to separate accounts of unaffiliated insurers, or separate accounts funding both life insurance policies and annuity contracts. However, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. The Trust’s Board of Trustees and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, and between separate accounts of unaffiliated insurers. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This could force the Fund to sell securities at disadvantageous prices.

The Trust and FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), the Fund’s principal underwriter and a wholly owned subsidiary of the Adviser, each reserve the right to refuse any order for purchase of shares and to cancel any purchase for any reason it deems appropriate. Any such cancellation, other than for nonpayment or to correct certain administrative errors, will be effected within two business days of when the insurance company receives the purchase order as the Fund’s agent.

Anti-Money Laundering Compliance

The Trust, the Distributor and the insurance companies issuing the Variable Contracts are required to comply with various anti-money laundering laws and regulations. Consequently, additional information regarding your identity and source of funds may be required of you. If the information submitted does not provide for adequate identity verification, you may not be able to establish an account with your insurance company or that account may be closed at the then-current net asset value. Similarly, suspicious account activity or account information matching that on government lists of suspicious persons may prevent establishment of an account or may require “freezing” an account, reporting to governmental agencies or other financial institutions or the transfer of account assets to governmental agencies. In some circumstances, the law may not permit notification to the affected account holder of these actions.

How Fund Share Prices Are Calculated

Net asset value of the Fund is determined as of the close of trading on the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern time on each day the NYSE is open for trading. Net asset value for purchase or sale orders which are received by the Fund on any business day before the close of regular trading on the NYSE will be calculated as of that same day. If the purchase or sale request is received on a business day after the close of regular trading on the NYSE, or on a non-business day (weekend or financial market holiday), net asset value will be calculated as of the close of regular trading on the next business day. The net asset value per share is computed by dividing the total current value of the assets of the Fund (less its total liabilities) by the total number of shares outstanding. Because the Fund will invest in securities listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund’s share value may change on days when shareholders will not be able to purchase or redeem shares.

The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” due to limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or

First Eagle Variable Funds | Prospectus | April 30, 201513

About Your Investment

determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees. Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings will be fair valued to reflect the events in accordance with procedures approved by the Board. Also, according to procedures approved by the Board, the determination of whether a particular foreign investment should be fair valued will be based on review of several factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market generally require fair valuation of securities traded on that foreign market. Therefore, the values assigned to the Fund’s holdings may differ from reported market values, especially during periods of higher market price volatility. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund.

The Distributor may authorize certain intermediaries to receive on its behalf purchase and redemption orders. In turn, these parties may designate other intermediaries to receive purchase and redemption orders on the Distributor’s behalf. Orders for shares received by the Fund’s transfer agent, DST Systems Inc. (“DST”) or any of these authorized or designated intermediaries prior to the close of trading on the NYSE will be processed based on that day’s net asset value determined as of the close of trading on the NYSE that day. If an order is received by DST or an authorized or designated intermediary after the close of the NYSE, it will be priced the next day the NYSE is open for trading.

Distribution and/or Shareholder Services Expenses

The Fund’s shares are offered, in states and countries in which such offer is lawful, to investors either through insurance companies or other financial intermediaries.

To help support the costs of selling the Fund’s shares and ongoing services to shareholder accounts, the Fund has adopted a Distribution Plan and Agreement (the “Plan”) under Rule 12b-1 to the Investment Company Act of 1940. Under the Plan, the Fund will pay the Distributor a monthly distribution-related fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets.

Because these fees are paid from the Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment in the Fund and ultimately may cost more than paying other types of sales charges.

Under the Plan, the Fund is authorized to make payments to the Distributor for payment to an insurance company that is the issuer of a Variable Contract invested in shares of the Fund in order to pay or reimburse such insurance company for distribution and shareholder servicing-related expenses incurred or paid by such insurance company. The Distributor or its affiliates take on distribution expenses to the extent that they are not covered by payments under the Plan. Any distribution expenses incurred by the Distributor or its affiliates in any fiscal year of the Fund that are not reimbursed from payments accumulated during such fiscal year will not be carried over for payment in any subsequent year.

The Plan may be terminated without a penalty payment by the vote of the holders of a majority of the outstanding voting securities of the Fund.

Insurance companies perform services for the Fund that otherwise could be handled by DST, the Fund’s transfer agent. These services may include preparing and distributing client statements, tax reporting, order-processing and client relations. As a result, these insurance companies may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. Arrangements may involve a per-account fee, an asset-based fee, transaction or other charges, cost reimbursement, or, in some cases, a combination of these inputs. (The Adviser, the Distributor or an affiliate may make additional payments to insurance companies for these and other services, and their payments may be based on the same or other methods of calculation. See Revenue Sharing.) Sub-transfer agency fees comprise a substantial portion of the Fund’s ongoing expenses. While the Adviser and the Distributor consider them to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates.

Revenue Sharing

The Distributor, Adviser or an affiliate may make cash payments from its own resources to insurance companies or their representatives for various reasons. These payments, often referred to as “revenue sharing,” may support the delivery of services to the Fund or to shareholders in the Fund, including transaction processing and sub- accounting services. These payments also may serve as an incentive to sell Fund shares or to promote shareholder retention. As such, the payments may

14First Eagle Variable Funds | Prospectus | April 30, 2015

Overseas Variable Fund  April 30, 2015

go to firms providing various marketing support or other promotional services relating to the Fund, including advertising and sales meetings, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, educating insurance company personnel about the Fund and shareholder financial planning assistance.

A shareholder or prospective Variable Contract investor should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Fund relative to mutual funds either not making payments of this nature or making smaller such payments.

Revenue sharing payments may include any portion of the sub-transfer agency fees (described in the preceding section) that exceed the limits for those fees established by the Board of Trustees in consultation with management and which, accordingly, the Fund does not pay. They also may include any other payment requirement of an insurance company or another third-party intermediary. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources. Such payments are in addition to any Rule 12b-1 payments described elsewhere in this Prospectus. Revenue sharing payments may be structured, among other means, as: (i) a percentage of sales; (ii) a percentage of net assets; (iii) a flat fee per transaction; (iv) a fixed dollar amount; or (v) some combination of any of these. In many cases, revenue sharing arrangements may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or similar payments are requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope.

The Distributor, Adviser or an affiliate also may pay from its own resources for travel and other expenses, including lodging, entertainment and meals, incurred by insurance companies or their representatives related to diligence or for attending informational meetings in which insurance company representatives meet with the Fund’s investment professionals. The Distributor, Adviser or an affiliate also may pay for costs of organizing and holding such meetings and also may make payments to or on behalf of insurance companies or their representatives for other types of events, including pre-approved conferences, seminars or training programs (and payments for travel, lodging, etc.), and may provide certain small gifts and/or entertainment as permitted by applicable rules.

A shareholder or prospective Variable Contract investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her financial intermediary directly. The Fund’s Statement of Additional Information includes more details on the revenue sharing payments in respect of the Fund.

Short-Term Trading Policies

The Fund is not a vehicle for frequent traders. Frequent trading (including exchanging) of Fund shares, also known as “market timing,” may increase Fund transaction and administration costs and otherwise negatively affect the Fund’s investment program, possibly diluting the Fund’s value to its longer-term investors. For example, short- term investments moving in and out of the Fund may (i) prompt otherwise unnecessary purchases and sales of portfolio securities, thus increasing brokerage costs; (ii) affect the level of cash held by the Fund over time; (iii) affect taxable gains and losses realized by the Fund; or (iv) distract a portfolio manager from the Fund’s longer-term investment strategy. While no minimum holding period has been set, the Fund monitors shareholder trading patterns to seek to identify inappropriate short-term trading.

The Fund also may deem individual contract holders to be potential short-term traders (and subject to trading suspensions or account closures without advance notice) based on information unrelated to the specific trades in an investor’s account. For example, the Fund may obtain information linking an account to an account previously suspended or closed for inappropriate trading. In addition, a reliable third party may report short-term trading concerns regarding a particular account to the Fund. The Fund cannot guarantee to identify or prevent every instance of inappropriate trading. Nonetheless, pursuant to procedures overseen by the Fund’s Board of Trustees, the Fund’s guiding principle is trading deemed not in the interests of longer-term Fund shareholders will be actively deterred and, when possible, prevented.

The Fund depends on cooperation from the insurance company sponsors of the Variable Contracts in reviewing individual contract holder trading activity, which limits the Fund’s ability to monitor and discourage such trading at that level. If the Fund is unable to identify and prevent inappropriate trading (either on its own or in cooperation with the insurance company sponsors), the adverse effects described above will be more likely to occur. The Fund does not have any arrangements intended to permit trading in contravention of the policies described in this paragraph and applies these policies uniformly as to any instances of identified inappropriate trading.

Information on Dividends, Distributions and Taxes

It is the policy of the Fund to make yearly distributions of net investment income and net realized capital gains, if any. Unless a shareholder elects otherwise, ordinary income dividends and capital gains distributions will be reinvested in additional shares

First Eagle Variable Funds | Prospectus | April 30, 201515

About Your Investment

of the Fund at net asset value per share calculated as of the payment date. The Fund pays ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value per share of the Fund will be reduced by the amount of such payment.

The Fund intends to qualify and has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify, the Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, the Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits, although foreign-source income received by the Fund may be subject to foreign withholding taxes.

The Fund also intends to comply with the diversification regulations under Section 817(h) of the Code. These diversification requirements, which are in addition to the diversification requirements set forth in Subchapter M of the Code, place certain limitations on the assets of a Variable Contract that may be invested in the securities of a single issuer or a certain number of issuers. Because Section 817(h) of the Code and the related Treasury Regulations thereunder treat the assets of the Fund as the assets of the Variable Contract, the Fund will satisfy these requirements to assist the Variable Contracts in complying with these requirements. If the Fund failed to satisfy these requirements, a variable annuity or variable life insurance product supported by a Variable Contract investing in the Fund may not be eligible for treatment as an annuity or as life insurance for U.S. federal income tax purposes, and would no longer be eligible for tax deferral. Generally, the Fund will diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer.

Foreign governments may withhold taxes on dividends and interest earned by the Fund with respect to foreign securities. Foreign governments also may impose taxes on other payments or gains with respect to foreign securities.

The Fund expects that any distributions to Variable Contract investors will be exempt from current federal income taxation to the extent such distributions accumulate in a variable annuity contract or variable life insurance policy. For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, please refer to the Prospectus offered by the participating insurance company.

Tax issues can be complicated. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

16First Eagle Variable Funds | Prospectus | April 30, 2015

First Eagle Overseas Variable Fund

Financial Highlights

The Financial Highlights Table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Financial Highlights Table was derived from the Fund’s financial statements, which were audited by PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204. The report of PricewaterhouseCoopers LLP for the Fund’s fiscal year ended December 31, 2014, together with the Fund’s financial statements, are contained in the annual report for the Fund for that period and are incorporated by reference in the Statement of Additional Information. The annual reports and the Statement of Additional Information are available upon request.

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	For Year Ended December 31,

	2014	2013	2012	2011	2010
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of period ($)	29.76	28.26	26.23	28.89	24.65
Income from investment operations:
Net investment income ($)	0.17	0.22	0.22	0.24	0.13

Net realized and unrealized gains (losses) on investments	-0.59	3.47	3.64	-2.06	4.59

Total income (loss) from investment operations	-0.42	3.69	3.86	-1.82	4.72
Less distributions:
Dividends from net investment income ($)	-0.85	-0.54	-0.22	-0.35	-0.48

Distributions from capital gains	-2.18	-1.65	-1.61	-0.49	—

Total distributions	-3.03	-2.19	-1.83	-0.84	-0.48

Net asset value, end of period ($)	26.31	29.76	28.26	26.23	28.89

Total Return (%)	-1.23	13.25	14.83	-6.30	19.17

Ratios and Supplemental Data
Net assets, end of period (thousands) ($)	$545,000	$609,998	$611,625	$604,965	$619,644

Ratio of operating expenses to average net assets including earnings credits (%)(a)	1.28	1.26	1.26	1.25	1.31

Ratio of net investment income to average net assets including earnings credits (%)(b)	0.54	0.73	0.79	0.82	0.51

Portfolio turnover rate (%)	15.23	2.14	10.11	17.48	13.38

*	Per share amounts have been calculated using the average shares method.
(a)	Ratio of operating expenses to average net assets with and without earnings credits is substantially the same.
(b)	Ratio of net investment income to average net assets with and without earnings credits is substantially the same.
First Eagle Variable Funds | Prospectus | April 30, 201517

Useful Shareholder Information

The Fund’s Statement of Additional Information (“SAI”) and shareholder reports are not available on the First Eagle Funds’ website, as such information is typically provided by the insurance companies.

How to Obtain Our Shareholder Reports

You will receive copies of our Annual and Semi-annual Reports on a regular basis once you become a shareholder. These Reports also are available to you without charge from your participating insurance company. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. It also contains financial statements by the Fund’s independent accountants, Pricewaterhouse Coopers, LLP.

How to Obtain Our Statement of Additional Information

The SAI, which is incorporated by reference in this Prospectus, is available to you without charge from your participating insurance company. You may visit the SEC’s Internet Website (http://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by e-mail to publicinfo@sec.gov. You also may review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 202.551.8090.

How to Reach First Eagle Variable Funds
You can send all requests for information to:
First Eagle Variable Funds
1345 Avenue of the Americas
New York, NY 10105
You can contact us by telephone at 800.747.2008

Distributor FEF Distributors, LLC 1345 Avenue of the Americas New York, NY 10105	Investment Adviser First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105

Investment Company Act File Number: 811-09092

STATEMENT OF ADDITIONAL INFORMATION

First Eagle Overseas Variable Fund
A Series of First Eagle Variable Funds

April 30, 2015

1345 Avenue of the Americas
New York, NY 10105
(212) 698-3300

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105
Investment Adviser

FEF Distributors, LLC
1345 Avenue of the Americas
New York, NY 10105
Distributor

This Statement of Additional Information provides information about First Eagle Overseas Variable Fund (the “Fund”), a separate portfolio of First Eagle Variable Funds (the “Trust”), an open-end management investment company, in addition to the information contained in the Prospectus of the Fund dated April 30, 2015. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with (and is incorporated by reference in) the Prospectus of the Fund, a copy of which can be obtained by calling the Trust at (800) 747-2008.

Certain disclosures, including the Fund’s financial statements and the notes thereto, have been incorporated by reference into this Statement of Additional Information from the Trust’s annual reports. For a free copy of the annual report, please call (800) 747-2008.

ORGANIZATION OF THE FUND

First Eagle Overseas Variable Fund (the “Fund”) is a separate portfolio of First Eagle Variable Funds (the “Trust”), an open-end management investment company that was originally incorporated under the laws of Maryland in September 1995. The shareholders of the Trust approved reorganization of the Fund as a Delaware statutory trust, effective April 2004. Prior to the reorganization, the Trust operated under the names “First Eagle SoGen Variable Funds, Inc.” and (prior to December 31, 1999) “SoGen Variable Funds, Inc.” The Trust’s investment adviser is First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), a registered investment adviser. The Adviser is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), a privately owned holding company organized under the laws of Delaware. The Trust’s underwriter is FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), a subsidiary of the Adviser and a registered broker-dealer located in New York.

Pursuant to the laws of Delaware, the Trust’s state of formation, the Board of Trustees of the Trust has adopted By-Laws that do not require annual meetings of the Fund’s shareholders. The absence of a requirement that the Trust hold annual meetings of the Fund’s shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the “Investment Company Act”) or Delaware law, or when called by the Chairman of the Board of Trustees, the President or shareholders owning 10% of the Fund’s outstanding shares. The cost of any such notice and meeting will be borne by the Fund.

Under the provisions of the Investment Company Act, a vacancy on the Board of Trustees of the Trust may be filled between meetings of the shareholders of the Trust by vote of the trustees then in office if, immediately after filling such vacancy, at least two-thirds of the trustees then holding office have been elected to the office of Trustee by the shareholders of the Trust. In the event that at any time less than a majority of the Trustees of the Trust holding office at that time were elected by the shareholders of the Trust, the Board of Trustees or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing trustees to fill any vacancies in the Board of Trustees.

The staff of the Securities and Exchange Commission (the “SEC”) has advised the Trust that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10% of the outstanding shares of the trust, to apply to investment companies, such as the Trust, that are organized under Delaware law.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective and Strategies of the Fund

The Fund, which is a diversified portfolio, seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. In seeking to achieve this objective, the Fund may invest in securities traded in mature markets and in countries whose economies are still developing. The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. Normally, the Fund invests at least 80% of its total assets in foreign securities. The Fund may invest up to 20% of its total assets in debt instruments. The Fund may invest in fixed-income instruments, short-term debt instruments, gold and other precious metals and futures contracts related to previous metals. Although the Fund shares a similar name and investment objective to First Eagle Overseas Fund (a portfolio of the First Eagle Funds family), the two do not apply identical investment strategies. Among other differences, the Fund has tended to hold a more concentrated securities portfolio than has First Eagle Overseas Fund, which may make the Fund more susceptible to fluctuations in value than First Eagle Overseas Fund.

The Fund has the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Funds. Under a defensive strategy, the Fund may hold cash and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, the Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies.

There can be no assurance that the Fund’s stated objective will be realized.

Investment Policies, Techniques and Risks

Foreign Investments. The Fund will invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDR’s are designed for use in the U.S. and European securities markets. The Fund may invest in both “sponsored” and “unsponsored” ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. The Fund does not expect to invest 5% or more of its total assets in unsponsored ADRs.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of the Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See also the discussion under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (or other foreign cash management positions) involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign custodial or sub-custodial arrangements. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian will have no liability.

Although the Fund seeks to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Investing in the Fund is an efficient way for an individual to participate in foreign markets, but the cost of investing in foreign securities is higher than the cost of investing in U.S. securities and the expenses for the Fund, including advisory and custody fees, are higher than the expenses of many mutual funds that invest in domestic equities.

Currency Exchange Transactions. A currency exchange transaction by the Fund may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“Forward Contract”) or other cash management position. A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Fund may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of the Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security position denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, the Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.

If the Fund enters into a Forward Contract, the custodian bank will, to the extent required (i.e., to the extent that the Forward Contract is not otherwise covered), segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such Forward Contract (alternatively, the Fund may “earmark” or otherwise record on its books the designation of such liquid assets as collateral). At the maturity of a Forward Contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date the Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those instruments. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price.

Interest Rate Risk. Fluctuations in interest rates will affect the values of the Fund. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Lower-Rated Debt Instruments (Junk Bonds). The Fund may invest in debt instruments, including lower-rated instruments (i.e., instruments rated BB or lower by Standard & Poor’s Corporation (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”) and instruments that are not rated. There are no restrictions as to the ratings of debt instruments acquired by the Fund or the portion of the Fund’s assets that may be invested in debt instruments in a particular rating category, except that the Fund will not invest more than 20% of its assets in instruments rated below investment grade or unrated securities considered by the investment adviser to be of comparable credit quality.

Instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt instruments rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt instruments may offer higher yields than do higher-rated instruments, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the instruments. In addition, the markets in which lower-rated and unrated debt instruments are traded are more limited than those in which higher-rated instruments are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. See “Computation of Net Asset Value.” Analyses of the creditworthiness of issuers of lower-rated debt instruments may be more complex than for issuers of higher-rated instruments, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt instruments, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated instruments.

Lower-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade instruments. The prices of lower-rated debt instruments have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt instruments’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt instruments. If the issuer of lower- rated debt instruments defaults, the Fund may incur additional expenses seeking recovery.

A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Defaulted Securities. The Fund may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case of claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation of such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings may be charged with involvement in such violations. Furthermore, if persons associated with a company in which the Fund invested engages in such violations, the Fund could be exposed to losses.

U.S. Government Securities. Among the types of fixed income securities in which the Fund may invest from time to time are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities”), which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. In September of 2008, the U.S. Treasury placed under conservatorship two government-sponsored entities, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with these two entities to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the issuing entity itself, standing alone.

Municipal Bonds. Government obligations in which the Fund may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Investments in Other Investment Companies. The Fund may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. The Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies, nor do these restrictions apply to affiliated fund of funds arrangements, to investments in money market funds, or to investments in certain ETFs, subject to specialized SEC “exemptive orders” applicable to those ETFs.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

When-Issued or Delayed Delivery Securities. The Fund may purchase securities on a “when-issued” or “delayed delivery” basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as assets and are marked-to-market daily. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will not invest more than 25% of its total assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Fund reserves the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable. At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis, to the extent required, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated or earmarked on the books of the Fund and held by the Fund’s custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase net asset value fluctuation.

Exchange Traded Funds (“ETFs”). The Fund may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. The Fund would purchase and sell individual shares of ETF’s in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case the Fund would be unable to sell ETF shares until trading is resumed. In addition, because ETF’s often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (i.e. gold or oil) are of course exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Bank Obligations. The Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Repurchase Agreements. The Fund may purchase securities and concurrently enter into “repurchase agreements.” A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt instruments. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Thus, a repurchase agreement is often said to have the same economic effect as a loan by the purchaser.

In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

Loans. The Fund may purchase or sell loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investment in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary. To the extent the Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

Arbitrage Transactions. The Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. The Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade.

Structured Notes. The Fund may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. Structured securities differ from other types of securities in which the Fund may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument. (See “Tax Status.”)

Restricted and Illiquid Instruments. The Fund may invest up to 15% of its net assets in illiquid securities. A security may be “illiquid” for various reasons, including, it may be subject to legal or contractual restrictions on resale (“restricted securities”). Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees or its delegates. Restricted securities that are not illiquid (as determined under the analysis in the next paragraph) will not be subject to the 15% limit. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Notwithstanding the above, the Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Directors of the Fund, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Because the liquidity or illiquidity of a security depends on various factors, other types of restricted securities also may be determined to be liquid under largely the same type of analysis and process as is applied in respect of Rule 144A.

Private Investment Funds. The Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Fund to independently verify the value of an investment in a private investment fund. In addition, the Fund typically may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds generally may be subject to the Fund’s limitations on investments in “illiquid securities,” as described immediately above.

Derivative Transactions. The Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.” Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

The Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, for investment purposes, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, the Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund may enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, the Fund will maintain required collateral in a segregated account consisting of liquid assets (alternatively, the Fund may “earmark” or otherwise record on its books the designation of such liquid assets as collateral). The segregation or earmarking of these assets will have the effect of limiting the investment adviser’s ability otherwise to invest those assets.

Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter (“OTC”) derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and the SEC recently defined as “swaps,” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. Mandatory exchange trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. The Fund intends to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Options Transactions. The Adviser believes that certain transactions in options on securities and on stock indices may be useful in limiting the Fund’s investment risk and augmenting its investment return. The Adviser expects, however, the amount of the Fund’s assets that will be involved in options transactions to be small relative to the Fund’s total assets. Accordingly, it is expected that only a relatively small portion of the Fund’s investment return will be attributable to transactions in options on securities and on stock indices. The Fund may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity security or debt instrument underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security or debt instrument against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity security or debt instrument at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security or debt instrument upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that the Fund ultimately intends to buy. Hedge protection is provided during the life of the call because a Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when a Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict the Fund’s ability to purchase or sell options on particular securities and on stock indices.

Covered Option Writing. The Fund may write “covered” call options on equity securities or debt instruments and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on or similar right to acquire the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity security or debt instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. Alternatively, a call or put option is covered if the Fund “earmarks” or otherwise records on its books the designation of such liquid assets as collateral. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period. Other “coverage” arrangements also may be used as permitted by applicable law.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Fund in the case of a call option, or a moderate increase in the value of securities the Fund intends to purchase in the case of a put option. If a covered option written by the Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Options on Stock Indices. The Fund may write “covered” call options on broadly based stock market indices. When the Fund writes a call option on a stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of stock index futures. Other “coverage” arrangements also may be used as permitted by applicable law.

Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Futures and Options on Futures. The Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, the Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Engaging in these types of transactions is a speculative activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts.

The Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the SEC and its staff may require the Fund to segregate or earmark liquid assets in connection with its options and futures transactions in an amount generally equal to the value of the underlying option or commodity, except that segregated amount may be limited to the cash settlement obligation amount in the case of liquid, cash-settled instruments. The segregation or earmarking of these assets will have the effect of limiting the investment adviser’s ability otherwise to invest those assets. Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the investment adviser intends to conduct the operations of the Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended, in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund. The Rule 4.5 exemption limits (i) the ability of the Fund to trade in specified “commodity interests” (generally, futures, options on futures, certain foreign exchange transactions, and many swaps) beyond levels approved by the CFTC as de minimis and (ii) the ability of the Fund to market itself as providing investment exposure to such instruments.

Commodities and Commodity Contracts. The Fund may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). Investing in precious metals in this manner carries risks, as described below under “Risks of Investing in Gold.” The Fund also may invest in instruments related to precious metals and other commodities, including structured notes, securities of precious metal finance and operating companies.

Gold and other Precious Metals. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and, accordingly, the value of the Fund’s investments in such securities also may be affected.

In addition to investing in precious metal finance and operating companies, the Fund may also invest directly in precious metals (such as gold bullion, silver, palladium and platinum) or purchase or sell contracts for their future delivery (“futures contracts,” the risks of which are described above under “Futures and Options on Futures”). The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Fund’s Prospectus. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold must be closely monitored to avoid potentially negative tax consequences. The Fund may invest in one or more special-purpose, wholly-owned subsidiaries formed to invest directly or indirectly in gold (and to a limited extent other precious metals and commodities). Although the Fund has contractual protections with respect to the credit risk of its custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

Market Liquidity and Counterparty Credit Risks. While the Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Securities” above), the Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide that still continues. Among other effects, the turmoil has led certain brokers and other lenders at times to be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks have injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Market shifts of this nature may cause unexpectedly rapid losses in the value of the Fund’s positions. It is uncertain how long this current liquidity and credit crisis will continue, what other effects it will have on financial markets and the Fund’s operations, and what may be the overall impact of future liquidity and credit crises.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when the Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due — creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Substantial Ownership Positions. The Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, the Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of the Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, the Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of the Fund’s positions, may be difficult to anticipate and the possibility of successful claims against the Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded.

Cyber Security Risk. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Change of Objective

The investment objective of the Fund is not a fundamental policy and, accordingly, may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective. Shareholder approval is required to change any policy that is listed as “fundamental” below. Generally, the required shareholder vote is specified by the Investment Company Act as a majority of the Fund’s outstanding voting securities, which means for purposes of the Investment Company Act (a) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (b) a vote of more than 50% of the outstanding voting securities, whichever is less.

Investment Restrictions

In pursuing its investment objective, the Fund will not:

1.

With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

2.

Issue senior securities or borrow money except that in exceptional circumstances the Fund may borrow from banks for temporary purposes, provided that such borrowings shall be unsecured and may not exceed 10% of the Fund’s net assets at the time of the borrowing (including the amount borrowed). The Fund will not purchase securities while borrowings exceed 5% of its total assets;

3.	Invest more than 25% of its total assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities;
4.

Make direct loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) buying loans (or portions of them), or other direct debt instruments including loan participations, originated by another party or parties with respect to corporate borrowers, or (c) lending portfolio securities, provided that the Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);*

5.

Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

6.

Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws);

7.	Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;
8.	Make margin purchases of securities, except for the use of such short-term credits as are needed for clearance of transactions;
9.	Sell securities short or maintain a short position, except short sales against-the-box.

Regarding Restriction 1 above, we note that this restriction has the effect of requiring the Fund to diversify its investments across multiple issuers. For purposes of interpreting Restriction 9 above, a short sale against-the-box of a stock is where the seller actually owns the stock. Restrictions 1 through 9 above (except the portions in parentheses) are treated as “fundamental.” In addition, the Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, the Fund will not:

a.

Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration (for the avoidance of doubt, the Funds may also purchase ETFs that invest in or track the return of commodities);

b.

Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

c.	Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales.

Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Performance

Total Return. From time to time the Fund will advertise its average annual total return. Quotations of average annual returns for the Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1000 payment made at the

* The Fund has no present intention of lending its portfolio securities.

beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and assumes reinvestment of all income dividends and capital gains distributions during the period. During the one-year period ended December 31, 2014, the Fund’s average annual rate of return was -1.23%.

Under the same assumptions, during the ten-year period ended December 31, 2014 an investment in the Fund would have increased at an average annual compounded rate of return of 8.65%.

Comparison of Portfolio Performance. From time to time, the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron’s, Business Week, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Morningstar Mutual Funds, The Wall Street Journal or Worth. Total return information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares. Quotations of total return for the Fund will not take into account charges and deductions against any separate accounts to which the Fund shares are sold or charges and deductions against the pertinent variable life insurance and variable annuity contracts (“Variable Contracts”). The Fund’s total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the separate accounts or the Variable Contracts.

Portfolio Turnover. Although the Fund will not make a practice of short-term trading, purchases and sales of portfolio instruments will be made whenever appropriate, in the investment adviser’s view, to achieve the Fund’s investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio instruments (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio instruments (excluding short-term U.S. government obligations and short-term investments) owned by the Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Fund, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve the Fund’s stated objective.

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Date of Birth and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past 5 Years
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	President, American University in Cairo; Prior to December 2010 Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University	9	Trustee, First Eagle Funds (8 portfolios); Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch
Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born November 1946)	Trustee (Chair)	December 1999 to present	Chair, Hughes Hubbard & Reed LLP	9

Trustee, First Eagle Funds (Chair) (8 portfolios); Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Independent Trustee is indefinite.

Name, Date of Birth and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past 5 years
Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/Member, Brock Capital Group LLC	9	Trustee, First Eagle Funds (8 portfolios); Director, RenaissanceRe Holdings Ltd; Prior to June 2012, Director, Four Nations
James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant	9

Trustee, First Eagle Funds (8 portfolios); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Trustee, World Monuments Fund; Chairman’s Council, Conservation International; Prior to July 2013, Director, Leucadia National Corporation

William M. Kelly 1345 Avenue of the Americas New York, New York 10105 (born February 1944)	Trustee	December 1999 to present	Private Investor; prior to January 2010 President, Lingold Associates	9

Trustee, First Eagle Funds (8 portfolios); Trustee Emeritus, St. Anselm College; Director, Sergei S. Zlinkoff Fund for Medical Research and Education; Prior to April, 2010 Treasurer and Trustee, Black Rock Forest Preservation and Consortium

Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Trustee	March 2002 to present	Private Investor; prior to January 2010 Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	9	Trustee, First Eagle Funds (8 portfolios); Trustee and Audit Chair, the American University in Cairo; Trustee, Blackstone Alternative Asset Fund; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society

(1)	The term of office of each Independent Trustee is indefinite.

INTERESTED TRUSTEES(1)

Name, Date of Birth and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past 5 Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President; Trustee	December 1999 to present	Co-President, Co- CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC	9

President and Trustee, First Eagle Funds (8 portfolios); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; Prior to November, 2011 Director, Aquila International Fund Limited; Prior to September, 2011 Director, Quantum Endowment Fund

Jean-Marie Eveillard 1345 Avenue of the Americas New York, New York 10105 (born January 1940)	Trustee	June 2008 to present	Senior Adviser to First Eagle Investment Management, LLC since March 2009; Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979- 2004, March 2007- March 2009)	9

Trustee, First Eagle Funds (8 portfolios); Trustee, The Frick Collection; Director, Varenne Capital Partners; Trustee, FIAF (Alliance Francaise); prior to December, 2011 Director, Fregate-Legris Industries SA

(1)	Each of Messrs. Arnhold and Eveillard are treated as Interested Trustees because of their professional roles with the Adviser.
(2)	The term of office of each Interested Trustee is indefinite.

OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees
Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Senior Vice President	December 1999 to present	Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds
Joseph Malone 1345 Avenue of the Americas New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2008 to present	Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds
Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present

General Counsel, Chief Compliance Officer until June 2014 and Senior Vice President, First Eagle Investment Management, LLC; Secretary, FEF Distributors, LLC; Director, First Eagle Amundi SICAV; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds; prior to March 2010, Chief Compliance Officer, Good Hope Advisers, LLC

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Secretary and Vice President	December 1999 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Funds
Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Treasurer	September 2005 to present	Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds
Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair)

Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is directly responsible for supervising that firm’s compensation and performance), oversees the Trust’s accounting and financial reporting policies, procedures and internal controls, and acts as liaison to the independent registered public accounting firm; reviews and, as appropriate, approves in advance non- audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust; pursuant to delegated authority from the full Board, the committee also oversees the Trust’s relationship with certain third-party service providers, including the Trust’s custodian and transfer agent.

			3
Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) James E. Jordan	Nominates new Independent Trustees of the Trust. (The Nominating Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating Committee included a subcommittee responsible for administering the Trustees’ deferred compensation plan. This sub- committee met one time in the last fiscal year.	2

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Board Valuation Committee	John P. Arnhold Jean D. Hamilton (Chair) William M. Kelly	Monitors the application of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Fund’s securities by FEIM; reviews and approves recommendations by FEIM for changes to the Fund’s valuation policies for submission to the Board for its approval; reviews FEIM’s quarterly presentations on valuation; oversees the implementation of the Fund’s valuation policies by FEIM; and determines whether to approve the fair value recommendations for specific investments pursuant to the Fund’s valuation policies.	3

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one, as described above, (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees’ deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Fund and its Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President (who is also a member of the Board). The standing committees of the Board are described above.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Fund between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for specific aspects of the Board’s business and that certain types of responsibilities are especially appropriate to be handled by committees of the Board that are comprised solely of Independent Trustees, such as the Nominating and Governance Committee and Audit Committee.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund’s investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting at the Adviser is not centralized in any one person or body.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as the exercise of professional care and business judgment, working cohesively with others while still advocating competing viewpoints, critical analysis, and the like. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Trustees:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. Currently serving as President of the American University in Cairo, she was previously Provost of that institution and before that Dean of the Columbia University School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Variable Funds, Dr. Anderson serves on the Board’s Nominating and Governance Committee.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He is Chairman and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Funds, and holds senior executive and investment management positions at various affiliates of the Adviser. Mr. Arnhold also serves on the boards of various charitable and educational institutions. At First Eagle Variable Funds, Mr. Arnhold serves on the Board Valuation Committee and was previously the Board’s Chairman.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is Chair of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the boards of an international industrial firm, a major real estate investment trust, a brokerage and investment advisory firm, and various charitable institutions. At First Eagle Variable Funds, Ms. Beinecke serves as Chair of the Board of Trustees, as Chair of the Board’s Nominating and Governance Committee and as a member of two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. Jean-Marie Eveillard. Mr. Eveillard has significant portfolio management experience. Currently serving as a Senior Advisor with First Eagle Investment Management, LLC, he was the portfolio manager of Overseas Variable Fund from its inception until 2004 and again from 2007-2009. Mr. Eveillard has been recognized in the press and by mutual fund ranking organizations as a leading value investor and is the recipient of multiple lifetime achievement awards for his service to the field and long-term record of investment performance. Mr. Eveillard also serves on the board of a French investment advisory firm and various charitable institutions.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously was executive vice president of Prudential Financial, Inc. and CEO of Prudential Institutional. Ms. Hamilton also serves on the board of an international reinsurance and insurance firm. At First Eagle Variable Funds, Ms. Hamilton serves on the Board’s Audit Committee, as Chair of the Board Valuation Committee and on two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. James Jordan. Mr. Jordan has lengthy experience in the asset management sector of the financial industry. Currently a private investor, he serves on the board of directors of an international listed investment trust company, as well as the boards of various charitable and public interest organizations. Previously, he served as President of The William Penn Funds, Inc., a mutual fund management company; as a consultant to The Jordan Company, a private investment banking company; and as Managing Director of First Eagle Investment Management, LLC, the investment adviser to the Funds. At First Eagle Variable Funds, he serves on the Board’s Nominating and Governance Committee.

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly also serves on the boards of various academic and charitable institutions. At First Eagle Variable Funds, Mr. Kelly serves on the Board’s Audit Committee and the Board Valuation Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the boards of various charitable institutions. At First Eagle Variable Funds, Mr. Lawler serves as Chair of the Board’s Audit Committee.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Trust as defined in the Investment Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Compensation of Trustees and Officers

Effective November 1, 2014 those Trustees of the Trust who are not officers or employees of the Adviser or Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”) are paid by the Trust and First Eagle Funds an annual fee of $150,000, a fee of $5,000 for each in-person meeting and $1,000 (subject to the discretion of the Chair) for each telephonic meeting of the Trust’s Board of Trustees, and a fee of $3,500 for each meeting of any Committee of the Board that they attend may be paid. Compensation may be paid for meetings of Standing Committees, special Committees, ad hoc Committees or otherwise as the Trustees determine to be appropriate from time to time, though often separate compensation for a Committee meeting is not paid when the Committee meets on the same day as a full Board meeting. The Trustees also receive an annual fee of $25,000 for serving as the chair of any standing committee of Trustees (except that such additional fee is $35,000 in the case of the Audit Committee). The Chair of the Board of Trustees receives an additional annual fee of $150,000 for serving in that position. Such fees are allocated, generally, between the Trust and First Eagle Funds on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Trust. During the fiscal year ended October 31, 2014, an aggregate of $11,491 was paid, accrued or owed for Trustees’ fees and expenses by the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended December 31, 2014. Officers of the Trust and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ended December 31, 2014

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed From Registrant and Fund Complex Paid to Trustees**
Lisa Anderson	$1,675	$188,000
John P. Arnhold, Trustee*	—	—
Candace K. Beinecke, Trustee	$3,114	$371,000
Jean-Marie Eveillard, Trustee*	—	—
Jean D. Hamilton, Trustee	$1,768	$201,500
James E. Jordan, Trustee	$1,396	$183,000
William M. Kelly, Trustee	$1,709	$194,500
Paul J. Lawler, Trustee	$1,733	$226,500

*	Interested Trustee.

**

For this purpose, the fund complex consists of the First Eagle Overseas Variable Fund and eight portfolios of First Eagle Funds (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Yield Fund, Fund of America and Absolute Return Fund). As of December 31, 2014, each Trustee served on the board of the Trust and that of each of the First Eagle Funds.

In addition, all persons serving as officers of the Trust (including the Fund’s Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Trust for salary and benefits paid to some of those persons to the extent they provide services eligible for reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services — The Adviser.”

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle fund complex. Such amounts grow or decline as if invested in the relevant investment fund, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of December 31, 2014, the value of such deferred compensation, which represents compensation from the fund complex as a whole, was equal to approximately (the funds listed are the portfolios of First Eagle Funds, a separate Delaware trust with common management to First Eagle Variable Fund):

Name of Trustee	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Global Income Builder	High Yield Fund	Fund of America	Absolute Return Fund*
Lisa Anderson	$396,193	$434,756	$231,129	$61,529	$—	$—	$171,418	$—
Candace K. Beinecke	$1,156,746	$783,686	$524,582	$—	$—	$—	$1,011,262	$—
Jean D. Hamilton	$157,468	$655,343	$283,181	$24,583	$126,829	$151,223	$393,044	$—
William M. Kelly	$300,212	$—	$316,284	$—	$—	$—	$393,089	$—
Paul J. Lawler	$508,487	$158,573	$204,415	$58,066	$43,750	$14,375	$213,619	$—

*	The Fund was not available as an investment option under the plan as of the date of this table.

Additional Information Regarding the Trustees

The following table sets forth information as of December 31, 2014 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the compensation table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

INDEPENDENT TRUSTEES

Name	Dollar Range of Ownership of Equity Securities in the Fund	Aggregate Ownership of Equity Securities in all Funds Overseen by Trustee in the Fund Complex
Lisa Anderson	A	E
Candace K. Beinecke*	A	E
Jean D. Hamilton.	A	E
James E. Jordan	A	E
William M. Kelly	A	E
Paul J. Lawler	A	E

*	These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.

INTERESTED TRUSTEES

Name	Dollar Range of Ownership of Equity Securities in the Fund	Aggregate Ownership of Equity Securities in all Funds Overseen by Trustee in the Fund Complex
John P. Arnhold	A	E
Jean-Marie Eveillard	A	E

Since January 1, 2014, none of the Independent Trustees who is a trustee of another investment company (i.e., First Eagle Funds) whose adviser and principal underwriter are First Eagle Investment Management, LLC and FEF Distributors, LLC, has held any other position with (i) the Trust (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor. Also since January 1, 2014, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributors or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Finally, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributors, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above.

The Trust, the Adviser, and its principal distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, with certain exceptions.

As of March 31, 2015 to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the shares of beneficial interest of the Fund. This percentage is based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Fund, but those holdings generally are disregarded. As of March 31, 2015, to the knowledge of the Trust, the following entities held 5% or more of the Fund’s shares of beneficial interest (share ownership shown below is record ownership):

Name and Address Held of Record	% of Shares Held of Record
Delaware Life Insurance Company	89.36%
PO Box 9134 Wellesley Hills, MA 02481-9134

Each of these identified Shareholders holds a significant interest in the Fund and, as such, may have the ability to influence or decide the outcome of matters considered by a vote among Shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

As described in the Trust’s Prospectus, First Eagle Investment Management, LLC is the Trust’s investment adviser and, as such, manages the Fund’s portfolio. The Adviser is a subsidiary of ASB Holdings, a privately owned holding company. The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105.

The Adviser furnishes the Trust with office space and certain facilities required for the business of the Fund, and statistical and research data, and pays any expenses of the Trust’s officers. Certain of these expenses (including part of the compensation of the Chief Compliance Officer and certain other of the Trust’s officers) are subject to reimbursement to the Adviser as described in the next paragraph. In return, the Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the average daily value of the Fund’s net assets.

For the fiscal years ended December 31, 2014, 2013 and 2012, the Fund paid investment advisory fees to the Adviser in the amount of $4,403,316, $4,590,258 and $4,591,246, respectively. The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund and, in accordance with the agreement between them, the Fund reimburses the Adviser for costs (including personnel, compensation, related overhead and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the value of the Fund’s average daily net assets. For the fiscal years ended December 31, 2014, 2013 and 2012, the Fund reimbursed the Adviser under this program in the amount of $55,964, $64,757 and $59,838, respectively.

The Advisory Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

Portfolio Managers

Matthew McLennan and Kimball Brooker, Jr. manage the Fund. Each of these portfolio managers receives significant input and support from a team of investment professionals. Additional information regarding these investment professionals is available on the following pages.

The following table provides information as of December 31, 2014 relating to the activities, and investments in the Fund, by the portfolio managers.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in the Fund**	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Matthew McLennan	6 accounts with assets of $68.7 billion	none	10 accounts with assets of $12.3 billion	19 accounts with assets of $5.3 billion
Kimball Brooker, Jr.	5 accounts with assets of $67.7 billion	none	10 accounts with assets of $12.3 billion	19 accounts with assets of $5.3 billion

*	The data provided herein includes the Fund, the First Eagle Funds, where applicable, and a mutual fund for which the Adviser serves as a subadviser.
**

While Messrs. McLennan and Brooker are not invested in the Fund (because they have elected not to invest through a Variable Contract), they have substantial investments in the First Eagle Overseas Fund, a registered investment company managed by Messrs. McLennan and Brooker, that follows a strategy similar to the Fund.

As of December 31, 2014, with respect to the accounts identified in the table above, Mr. McLennan manages 2 pooled investment vehicles with assets totaling $8.0 billion for which the advisory fees are based in part on the performance of the accounts. None of his other managed accounts pay performance-based advisory fees. Mr. McLennan’s compensation consists of salary and a performance bonus with the performance bonus representing an important portion of total compensation. Mr. McLennan’s bonus is awarded in the firm’s discretion and will reflect the investment performance of the Fund and any other accounts managed by him, the financial results of the firm as a whole, and his contributions to the firm both as an individual and as the Head of the Global Value Team. The bonus includes an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds, including those managed by Mr. McLennan (and possibly other notional investments related to the Adviser’s overall financial performance).

As of December 31, 2014, with respect to the accounts identified in the table above, Mr. Brooker manages 2 pooled investment vehicles with assets totaling $8.0 billion for which the advisory fees are based in part on the performance of the accounts. None of his other managed accounts pay performance-based advisory fees. Mr. Brooker’s compensation consists of salary and a performance bonus with the performance bonus representing an important portion of total compensation. Mr. Brooker’s bonus is awarded in the firm’s discretion, and will reflect the investment performance of each Fund and any other account managed by him, the financial results of the firm as a whole, and his contributions to the firm both as an individual and as a member of the Global Value Team. The bonus includes an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds, including those managed by Mr. Brooker (and possibly other notional investments related to the Adviser’s overall financial performance).

Performance fees for a particular account of the Adviser do not accrue to any particular portfolio manager. Additionally, Messrs. McLennan and Brooker each receive profit interests, which make them eligible, subject to, among other things, customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm- wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager. Likewise, any notional incentive plan awards that rebate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

Although the portfolio managers may be assisted by a team of investment professionals, such as research analysts and trading personnel, no other individuals have final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the portfolio managers and the team of investment professionals assisting the Global Value Team and provides information regarding their professional backgrounds.

	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Julien Albertini

Mr. Albertini joined the Adviser in April 2013 as a research analyst. Before joining the Adviser, he worked as a global equity research analyst for Tiger Veda LP, a long-short equity hedge fund based in New York City. Prior to this, Mr. Albertini was a research analyst with Generation Investment Management in London, where he covered global healthcare companies. He began his career in 2003, in the Investment Banking Division of Banque Rothschild & Cie in Paris, and went on to join Morgan Stanley in London for four years. Mr. Albertini received an MSc from ESSEC Business School in Paris and an MBA from Columbia Business School, where he was part of the value investing program. He is fluent in French.

Consumer staples (beverages), autos commercial services and healthcare.

Alan Barr, CFA

Mr. Barr joined the Adviser as a research analyst in March 2001. As an equity research analyst, he spent four years at PNC Bank and, prior to that, seven years at Rittenhouse Financial Services. Mr. Barr graduated from Temple University in 1985 with an undergraduate degree in Communications.

Non-food consumer products, forest products/paper, insurance brokers, flavors & fragrances chemicals.

Max Belmont, CFA

Mr. Belmont joined the Adviser as a research analyst covering precious metals in April 2014. He began his career with Tradestar Capital as an equities trader. After receiving his MSc in 2010, he joined the private wealth division of Merrill Lynch in New York, where he spent three years as a general investment associate covering global equities. More recently he served as an analyst at U.S. Trust within the Investment Solutions Group. Mr. Belmont is a graduate of Nuertingen-Geislingen University in Germany, where he earned his MSc in International Finance with honors.

Precious metals

Kimball Brooker, Jr

Mr. Brooker joined the Adviser in January 2009. He began his career in 1992 as a financial analyst at Lazard Freres & Co. and went on to join J.P. Morgan as an associate in the Investment Banking Department, specifically the billion dollar private equity fund Corsair. Following the completion of his MBA, Mr. Brooker returned to JPM and was named subsequently Chief Investment Officer of Corsair Funds and Managing Director thereafter. By 2006 he completed Corsair’s spin-off from JPM and successfully managed nearly $3 billion. Mr. Brooker is a graduate of the Yale University and was awarded his MBA from Harvard University in 1998. In addition to being a portfolio manager to the Fund, he manages the Global Fund and Overseas Fund with Portfolio Manager Matthew McLennan and manages the U.S. Value Fund with Portfolio Managers Matthew McLennan and Matthew Lamphier.

Banks, commercial services, financial services and holding companies.

Giorgio Caputo

Mr. Caputo joined the Adviser in September 2009. Mr. Caputo began his career in 1996 as a quantitative analyst in the Equity Derivatives Group at Lehman Brothers and later went on to join the Mergers and Acquisitions group at Credit Suisse, where he was a member of the Takeover Defense team. Previously Mr. Caputo was a Managing Director at JANA Partners, LLC, where he pursued value-oriented, equity and credit investments as an industry generalist. He is fluent in German and Italian. Mr. Caputo is a graduate of Princeton University and was awarded his MBA from Columbia Business School. Mr. Caputo manages the Global Income Builder Fund with Portfolio Managers Robert Hordon, Edward Meigs and Sean Slein.

Energy/integrated, building products and restaurants.

	Principal Occupation(s) During Past 5 Years	Areas of Specialty

Mark Cooper

Mr. Cooper joined the Adviser in June 2014 as a senior research analyst covering oil field services, surface transportation and logistics. He also helps lead the Adviser’s effort to research small cap companies globally. Prior to joining the firm, Mr. Cooper had both research analyst and portfolio management responsibilities covering stocks globally at PIMCO. Before PIMCO, he was a Partner and Portfolio Manager at Omega Advisors where his research focused on industrials, basic materials, commodities, and opportunistic energy. Mr. Cooper’s background also includes past experience at Pequot Capital as a Research Analyst and JP Morgan as a Portfolio Manager in fixed income, commodities, and currency derivatives. For the last ten years, he has also taught Applied Value Investing at the The Heilbrunn Center for Graham & Dodd Investing at the Columbia Business School. Mr. Cooper has a BS from MIT and earned his MBA from Columbia Business School where he undertook the value investing program. He is a former U.S. Army officer.

Surface transportation and logistics, oil field services and small cap generalist

Manish Gupta

Mr. Gupta joined the Adviser in October 2009. Mr. Gupta began his career in the technology sector as an intern at Microsoft Corporation, and spent the following six years as a software engineer at Cisco Systems. Previously, Mr. Gupta was an equity research analyst at Cantillon Capital Management, covering technology, professional and commercial services, transportation and select industrials. Prior to this, he interned as a financial services sector analyst at Fidelity Management and Research. Mr. Gupta is a graduate of the Institute of Technology BHU in Varanasi, India and received his MBA from Columbia Business School. He also has an MS in computer science from University of Texas at Austin.

Technology (hardware equipment, software and services), chemicals, electrical equipment instrumentation and small cap generalist.

Christian Heck

Mr. Heck joined the Adviser as a Research Analyst in September 2013. Prior to joining the Adviser, Mr. Heck spent time with Waterland Private Equity Investments, the Boston Consulting Group, and Paradigm Capital. Mr. Heck is a graduate of Wright State University and was awarded his MBA from Yale School of Management. He also is a Level III Chartered Financial Analyst (CFA) candidate. Mr. Heck is fluent in German.

Technology (hardware), non-gold mining, coal & steel, gaming and leisure, hotel/lodging and small cap generalist.

Robert Hordon, CFA

Mr. Hordon joined the Adviser in July 2001 as a risk arbitrage analyst and became a research analyst for First Eagle Funds in 2008. He previously worked as an Equity Research Associate at Credit Suisse First Boston. Mr. Hordon is a graduate of Princeton University and received his MBA from Columbia Business School. Mr. Hordon manages the First Eagle Global Income Builder Fund with Portfolio Managers Giorgio Caputo, Edward Meigs and Sean Slein.

Real estate, retail, infrastructure and construction materials.

Thomas Kertsos

Mr. Kertsos joined the Adviser in May 2014. He is a senior research analyst covering gold and gold mining. Prior to joining the firm, Mr. Kertsos was an associate analyst covering precious metals and mining in the Global Research Group of Fidelity Management & Research, where he spent the past six years. He earned his MSc in Accounting and Finance from the London School of Economics and Political Science and his BSc in Economics and Finance from Athens University of Economics and Business. Mr. Kertsos is an Associate Portfolio Manager of the Gold Fund.

Precious metals

Matthew Lamphier, CFA

Mr. Lamphier joined the Adviser as a research analyst in May 2007. He previously worked at Merrill Lynch in Private Client Services, as an Equity Analyst at Security Capital Group, Northern Trust and, most recently, Trilogy Global Advisors. Mr. Lamphier is a graduate of the U.S. Air Force Academy and the University of Chicago Graduate School of Business. Mr. Lamphier manages the U.S. Value Fund with Portfolio Managers Matthew McLennan and Kimball Brooker, Jr. Prior to that he was an Associate Portfolio Manager of the U.S. Value Fund since 2011.

Industrials, energy/ E&P and transportation.

	Principal Occupation(s) During Past 5 Years	Areas of Specialty

John Masi, CFA

Mr. Masi joined the Adviser in April 2012. He is a research analyst, covering commercial paper and assisting in research across sectors. Prior to joining the firm, Mr. Masi spent two years at Rudman Capital, a New York-based long/short equity hedge fund, where he was a generalist research analyst. Mr. Masi graduated from Harvard University with a BA in Physics.

Commercial paper, foreign sovereigns, infrastructure, insurance, utilities and small cap industrials.

Matthew McLennan, CFA

Mr. McLennan joined the Adviser in September 2008 as the Head of the Global Value Team after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Co-Founder of Goldman Sachs’ Global Equity Partners where he managed a global equity portfolio for the firm’s private wealth management clients as well as a Co- Founder and Equity Chief Investment Officer of the Investment Strategy Group for Goldman Sachs’ private client business and a Managing Director of Goldman Sachs. Mr. McLennan is a graduate of the University of Queensland. He also serves on boards of various educational institutions and nonprofit organizations such as Harvard School of Public Health, Trinity School and The Library of America. In addition to being a portfolio manager to the Fund, Mr. McLennan manages the Global Fund and the Overseas Fund with Portfolio Manager Kimball Brooker, manages the U.S. Value Fund with Portfolio Managers Kimball Brooker and Matthew Lamphier, and manages the Gold Fund.

Head of the First Eagle Global Value Team

Oanh Nguyen

Ms. Nguyen joined the Adviser in January 2007. Previously, Ms. Nguyen was a Research Analyst and Trader for Wyser-Pratte Management Co., an activist hedge fund focused on undervalued European equities. Ms. Nguyen also formerly worked at the U.S. Treasury Department as a Research Assistant for the International Affairs Group. She is a graduate of Wellesley College and the Fletcher School of Law and Diplomacy at Tufts University where she was a Woodrow Wilson Fellow.

Media, cable and telecommunications services.

Elizabeth Tobin

Ms. Tobin rejoined the Adviser in May 2009. Ms. Tobin is a senior research analyst covering pharmaceuticals, agricultural commodity stocks as well as a variety of other sectors. She began her career in 1986 when she joined the First Eagle Global Fund (formerly SoGen International Fund) at Société Générale to work with Jean-Marie Eveillard as a Research Analyst. In 1998, Ms. Tobin became an Associate Portfolio Manager on First Eagle Global and Overseas Funds working alongside Jean-Marie Eveillard. While at First Eagle, Ms. Tobin primarily covered the health care, consumer products, forest products, real estate, industrials, media, technology and holding companies sectors. In 2001 she left the Firm, and from 2002-2008 managed assets for select European private clients following the same value approach she had employed for 15 years at First Eagle. Ms. Tobin holds an undergraduate degree in comparative literature from the University of Paris and an MBA in International Finance from Fordham University.

Pharmaceuticals, medical devices agricultural commodities and holding companies.

Mark Wright, CFA

Mr. Wright joined the Adviser in July 2007. Previously, Mr. Wright was a Senior Analyst for Investment Banking at Dresner Capital Resources and, subsequently, spent 11 years at Morningstar as a Senior Analyst, Finance Consultant and Director of Tools & Portfolio Content. He is a graduate of the University of Chicago and the Sloan School of Management at MIT.

Banks, payments, tobacco, food and homebuilders.

Conflicts of Interest

Personnel of the Adviser (including the Fund’s portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that utilize an investment program that is substantially similar to that of the Fund, including proprietary and related accounts. In addition, the Adviser currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Adviser’s investment management activities may present conflicts between the interests of the

Fund and those of the Adviser and potentially among the interests of various accounts managed by the Adviser principally with respect to allocation of investment opportunities among similar strategies. Although the Adviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for certain considerations, including primary allocations based on an account’s investment objective or investment in an asset class, tax position, cash management requirements, concentration tolerance or minimum investment size policies. At times a portfolio manager may determine that an investment opportunity may be appropriate for only some accounts managed by the Adviser and/or may take different positions on behalf of certain accounts with respect to a particular security. In these cases, the Adviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts.

Conflicts also may be presented by Messrs. McLennan’s and Brooker’s portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance. Conflicts of interest also may be presented by the portfolio managers maintaining their personal investments in some of the accounts managed by them (such as First Eagle Global Fund and First Eagle Overseas Fund, each “retail” rather than “variable insurance” mutual funds operating under the First Eagle Funds name) but not in others (such as the Fund). These arrangements may present an incentive for the portfolio managers to favor one account at the expense of another. However, as associated persons of the Adviser, the portfolio managers are subject at all times to the high ethical conduct standards imposed by the Adviser’s code of ethics and the Investment Advisers Act of 1940. The Adviser believes, moreover, that the similarities in investment strategy between the Fund and the First Eagle Overseas Fund (as well as the international portion of First Eagle Global Fund’s portfolio) — together with the allocation procedures described in the preceding paragraph — mitigate these conflicts. In addition, Mr. McLennan’s receipt of certain payments based solely on the investment returns of the First Eagle Global Fund may present a conflict of interest in balancing his roles as portfolio manager of both that Fund and the First Eagle Overseas Variable Fund. Also, these payments to Mr. McLennan are ordinary income for him for U.S. federal income tax purposes and are not adjusted to reflect the “tax character” of the First Eagle Global Fund’s investment performance, so that the payments do not directly align with the investment experience of a taxable investor.

VOTING OF PROXIES

The Board of Trustees has delegated to the Adviser the authority to vote proxies received by the Fund from the companies in which it invests (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Adviser to vote client proxies in a manner that serves the best interest of the client.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the client or its representative (the Board of Trustees, in the case of the Trust). The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be desirable.

The Adviser relies on Institutional Shareholder Services, Inc., (“ISS”), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking instances in which the Fund has the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the ISS Proxy Guidelines to be largely consistent with the views of the Adviser on various types of proxy proposals. Therefore, in many cases, the voting recommendation of the third party service is followed. However, the Adviser may determine to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. While other services may be relied on from time to time, the Adviser relies principally on proxy voting services provided by ISS. General information about ISS voting recommendations is available on the homepage of ISS’s website at http://www.issgovernance.com (certain guidelines on that website, however, do not apply to ISS’s recommendations made for the Fund, such as those for pension plan investors and socially responsible investors).

Information regarding the Adviser’s proxy-voting record on behalf of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at (800) 334-2143. This information is also available on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR OF THE FUND’S SHARES

FEF Distributors, LLC, serves as the Distributor of the Fund’s shares. FEF Distributors, LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). FEF Distributors, LLC is a wholly-owned subsidiary of the Adviser.

In this regard, the Trust and the Distributor have entered into a distribution contract pursuant to which the Distributor offers, as agent, shares of the Fund continuously to the separate accounts of insurance companies. The Distributor is not obligated thereunder to sell any specific amount of Fund shares.

During the Fund’s last three fiscal years ended December 31, the Distributor neither received nor retained any distribution commissions. In addition, during the Fund’s most recent fiscal year ended December 31, 2014, the Distributor did not receive: any amounts in connection with the redemption or repurchases of Fund shares; any brokerage commissions; or any other compensation in connection with providing its services to the Fund. However, the Distributor receives 12b-1 fees from the Fund as described below.

The Fund has adopted a Distribution Plan and Agreement (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 of the Investment Company Act. Under the Plan, the Fund may pay FEF Distributors a monthly distribution related fee at an annual rate not to exceed 0.25% of the average daily value of the Fund’s net assets. Under the terms of the Plan, the Fund is authorized to make payments to FEF Distributors for remittance to an insurance company that is the issuer of a Variable Contract invested in shares of the Fund in order to pay or reimburse such insurance company for distribution and shareholder servicing-related expenses incurred or paid by such insurance company. Distribution expenses incurred in any fiscal year, which are not reimbursed from payment under the Plan accrued in such fiscal year, will not be carried over for payment under the Plan in any subsequent year.

Insurance companies may perform services for the Fund (e.g. preparing and distributing client statements, tax reporting, order-processing and client relations) that otherwise could be handled by the Fund’s transfer agent, DST Systems, Inc., (“DST”). As a result, these insurance companies may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. The Fund may compensate the institution rendering such services on a per account basis, as an asset-based fee, based on transaction fees or other charges, or on a cost reimbursement basis, or in some cases through a combination of these inputs. (The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See “Revenue Sharing”  below.) While the Adviser and the Distributor consider these sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. While sub-transfer agency fees and service levels are set in the market, there generally is limited comparative information available about them. The Fund and the Adviser also face certain conflicts of interest when considering these relationships in that the counterparty is both a prospective service provider and, typically, a distribution partner. The Adviser’s practice of paying sub-transfer agency fees above agreed limits as revenue sharing (as discussed further below) also creates conflicts of interest for the parties when considering sub-transfer agency relationships, and that is so both generally and in terms of the allocation of those fees between the Fund and the Adviser. For the 12-month period ended December 31, 2014, total sub-transfer agency payments of this nature by the Fund were approximately $929,128, comprising a substantial portion of the Fund’s ongoing expenses.

Under the Rule 12b-1 Plan, for the fiscal year ended December 31, 2014, the Distributor (or its predecessor, another affiliate or related party of the Adviser) paid $1,467,004 to financial services firms as fees for distribution of Fund shares, $77,827 for compensation and overhead for internal marketing personnel, $14 for printing costs (for example, with respect to prospectuses for prospective investors or marketing materials for the Fund), $15,339 for payments to marketing consultants and for other professional services, and $71,076 for miscellaneous distribution-related costs. These payments aggregated $1,631,259, of which $1,467,773 was paid by the Distributor (or its predecessor) from amounts received by it under the Fund’s Rule 12b-1 Plan (which amounts included $0 retained by the Distributor (or its predecessor) under that Plan as fees for its own distribution activities on behalf of the Fund). The remainder of that aggregate amount was paid by the Distributor (or its predecessor) from its own assets.

The Plan is deemed reasonably likely to benefit the Fund and the Variable Contract owners in at least one of several ways. Specifically, it is expected that the insurance companies that issue Variable Contracts invested in shares of the Fund would have less incentive to educate Variable Contract owners and sales people concerning the Fund if expenses associated with such services were not paid by the Fund. In addition, the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to Variable Contract owners, which would, of course, benefit such Variable Contract owners. The adoption of the Plan would also likely help to maintain and may lead to an increase in net assets given the foregoing incentives. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of Variable Contracts concerning the Fund, the securities markets and related risks.

The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by the Trust’s Board of Trustees and by the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan (previously defined as the “Independent Trustees”). In the case of an agreement relating to the Plan, the Plan provides that such agreement may be terminated, without penalty, by a vote of a majority of the Independent Trustees, or by a majority of the Fund’s outstanding voting securities on 60 days’ written notice to FEF Distributors, and provides further that such agreement will automatically terminate in the event of its assignment. The Plan also states that it may not be amended to increase the maximum amount of the payments thereunder without the approval of a majority of the outstanding voting securities (as defined above under “Management of the Trust — Investment Restrictions”) of the Fund. No material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the trustees and the Independent Trustees of the Trust.

When the Trust seeks an Independent Trustee to fill a vacancy on the board or as an addition to the board or as a nominee for election by stockholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the trustees, contemporaneously with their adoption of the Plan, committed to the discretion of the Independent Trustees.

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make cash payments — sometimes referred to as “revenue sharing” — to insurance companies or their representatives for various reasons. These payments may support the delivery of services to the Fund or to shareholders in the Fund, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Fund or to promote retention of customer assets in the Fund. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Fund, including, without limitation, advertising, access on the part of the Distributor’s personnel to sales meetings, sales representatives and/or management representatives of the insurance company or other financial intermediary, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, educating insurance company personnel about the Fund and shareholder financial planning assistance.

Revenue sharing payments may include any portion of the sub-transfer agency fees described in the section preceding this revenue sharing discussion that exceed the costs of similar services provided by the Fund’s transfer agent, DST. Such excess sub-transfer agency payments are paid by the Distributor, the Adviser or an affiliate out of its or their own resources. For the twelve-month period ended December 31, 2014, payments totaled $426,234, and any such payments in the future will vary according to a number of factors (including, for example, numbers of shareholder accounts serviced).

Revenue sharing also may include any other payment requirement of an insurance company. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured, among other means, (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a flat fee per transaction; (iv) as a fixed dollar amount; or (v) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope.

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by insurance companies or their representatives related to diligence or informational meetings in which insurance company representatives meet with investment professionals employed by the Fund’s investment adviser, as well as for costs of organizing and holding such meetings. The Fund and/or such related parties to the Fund also may make payments to or on behalf of insurance companies or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules.

Shareholders or prospective Variable Contract investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to consider selling more shares of the Fund relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective Variable Contract investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her insurance company representative or other financial intermediary directly.

Custodial Risks for Shares Held Through Financial Intermediaries

As described above, investors may purchase the Fund’s shares either through the Distributor or from selected securities dealers or other intermediaries authorized to effect those transactions. The manner in which these intermediary firms custody an investor’s Fund shares or provide instructions to the Fund concerning an investor’s shareholder account with the Fund will vary by firm. In addition, information or securities, such as Fund shares, held in the custody of an intermediary firm may be subject to risks of, among other things, misappropriation, cyber-attacks or other similar risks associated with internet security.

COMPUTATION OF NET ASSET VALUE

The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is closed on the following days: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The ongoing expenses of the Fund are treated as liabilities of the Fund for this purpose and therefore reduce the Fund’s net asset value. General expenses may include (1) management fees and administrative and expense reimbursements paid to the Adviser, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) third-party custodian, administrator, transfer agency and middle- and back-office expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, (9) Rule 12b-1 distribution fees and shareholder servicing fees, (10) incremental transfer and shareholder servicing agent fees and expenses, (11) registration fees, (12) shareholder meeting expenses, and (13) non-recurring expenses, such as litigation costs.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). In the case of an option traded on a securities exchange for which a last sale price is not available, the mean of the last available bid-ask quotations on the exchange on which the security is primarily traded is used. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)).

Commodities (such as physical metals) are valued at the spot price at 4:00 p.m. E.S.T. as provided by an independent pricing source). Forward currency contracts are valued at the current cost of covering or offsetting such contracts by reference to forward currency rates as of 4:00 p.m. E.S.T.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available are generally priced at the mean between the last bid and asked prices provided by an approved pricing service or dealers in the over-the-counter markets in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at market price.

The 4:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed by the Adviser to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees.

Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specific thresholds) occurring after the close of the foreign market generally require fair valuation of securities traded on that foreign market. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request as described on the front cover of this Statement of Additional Information.) Also as required by law, the Fund’s portfolio holdings are publicly reported to the SEC approximately 60 days after the last day of the Fund’s relevant first and third fiscal quarterly period.

When authorized by appropriate executive officers of the Fund, portfolio holdings information may be given more frequently than as just described to third-party Fund service providers, financial intermediaries, various mutual fund rating and ranking organizations and certain affiliated persons of the Fund. As of the date of this Statement of Additional Information, these persons are limited to the Distributor, the Fund’s custodian (full portfolio daily, no lag) and internal and external (State Street Bank & Trust Co.) accounting personnel (full portfolio daily, no lag), the Fund’s independent registered public accounting firm, the Fund’s external legal counsel to the Fund, Adviser, and Trustee (ad hoc disclosures, no lag), various portfolio management and/or trading systems (Charles River Development, ITG TCA, Electra Information Systems, Advert Software) (disclosure may vary but may sometimes include full portfolio daily, no lag), ISS Governance (full portfolio weekly, no lag) and other proxy voting agents, Ashland Partners & Company LLP in connection to GIPs verification (disclosure may vary but include full portfolio at month-end, no lag), Command Financial Press Corporation and Merrill Corporation, in connection with financial printing (full portfolio quarterly, approximately 30-day lag), portfolio analytics software provider FactSet Research Systems (full portfolio daily, no lag — only advisory and advisory support personnel of the Adviser have access to the FactSet outputs derived from these disclosures), and the following mutual fund rating/ranking organizations, whose further dissemination is subject to the subscription rules of these rating/ranking organizations: Morningstar (full portfolio month-end, 45-day lag), Lipper (full portfolio month-end, 45-day lag), Bloomberg (full portfolio semi-annually, 45-day lag), and CDA Weisenberger/Thomson Financial (full portfolio month-end, 45-day lag). On occasion the Fund may disclose one or more individual holdings to pricing or valuation services (or to broker-dealers acting as market makers) for assistance in considering the valuation of the relevant holdings. The Fund’s regular pricing and fair valuation services are Thomson Reuters, Interactive Data Corporation (IDC), Bloomberg L.P., Markit, JPMorgan Pricing Direct, Inc., and OTC Markets Group (all such services have access to some or all of the portfolio daily, no lag). The Fund will also disclose information regarding portfolio transactions, but not portfolio holdings, to SunGard Protegent PTA, a personal trading compliance system (daily, one-day lag), through portfolio transaction reports in which the Fund’s portfolio account is not identified.

Limited portfolio holdings information also may be released to other third parties. By way of example, portfolio holdings information concerning a security held by the Fund may be disclosed to the issuer of that security. Likewise, a trade in process or being contemplated may be discussed with counterparties, potential counterparties and others involved in the transaction.

In each of the cases described in the preceding paragraph, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Fund’s policies and procedures in this area, a number of Fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Fund nor the Adviser (nor its affiliates) nor any other person receives any compensation in connection with disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board of Trustees, which has determined that they are appropriate and in the best interests of Fund shareholders. These Fund policies and procedures will be reviewed by the Trustees on an annual basis, for adequacy and effect, in connection with the Fund’s compliance program under Rule 38a-1 under the Investment Company Act. Related issues will be brought to the attention of the Trustees on an as appropriate basis.

The Fund or its affiliates may distribute non-specific information about the Fund and/or summary information about the Fund at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of the Fund’s holdings and portfolio attribution/contribution.

Additionally, the Adviser or its personnel from time to time may comment to the press, Fund Variable Contract holders, prospective investors, or contract holder or investor fiduciaries or agents (orally or in writing) on one or more of the Fund’s portfolio securities or may state that the Fund recently purchased or sold one or more securities. This commentary also may include such statistical information as industry, country or capitalization exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, Sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Fund shares or of Fund portfolio securities.

HOW TO PURCHASE SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of the Fund are described in the prospectus of the participating insurance company.

DIVIDENDS AND DISTRIBUTIONS

It is the Fund’s policy to make yearly distributions of net investment income and net realized capital gains, if any. Unless an investor elects otherwise, ordinary income dividends and capital gain distributions will be reinvested in additional shares of the Fund at net asset value calculated as of the payment date. The Fund pays ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Fund will be reduced by the amount of the payment.

TAX STATUS

This summary of the U.S. federal income tax status of the Fund is based on the U.S. federal income tax laws, Treasury regulations, rulings and decisions in effect or available on the date of this Statement of Additional Information. All of the foregoing are subject to change, which change may apply retroactively and could affect the continued validity of this summary.

Prospective purchasers of shares of the Fund should consult their own tax advisers as to the U.S. federal income tax consequences of the purchase, ownership and disposition of such shares, including the possible application of state, local, non-U.S. or other tax laws.

The Fund has elected and intends to qualify annually as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury regulations promulgated thereunder. In order to qualify as a regulated investment company for a taxable year, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from interests in qualified publicly traded partnerships (“PTPs”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year.

The Fund may invest in certain assets, such as gold bullion, that do not constitute “securities” for purposes of the regulated investment company qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products, the status of which as “securities” for such purposes may not be fully settled. Subject to the savings provision described below, if a sufficient portion of the Fund’s assets is not stock or securities or if a sufficient portion of the Fund’s gross income is not derived from, or with respect to the business of investing in, stock or securities for any taxable year, the Fund may fail to qualify as a regulated investment company for such taxable year. In addition, any foreign currency transactions that are not directly related to the Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the IRS, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this savings provision in order to meet the gross income test.

In addition, if the Fund were otherwise to fail to satisfy the asset diversification test for a taxable year, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the savings provision described in (b) of this paragraph in order to meet the asset diversification test.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders (the separate accounts), at least annually, substantially all of its investment company taxable income and net capital gains. The Fund will not be subject to the 4% excise tax if it fails to distribute at least 98% of its ordinary income (or at least 98.2% of its net capital gains) in accordance with certain calendar year requirements if at all times during any calendar year: (i) all of the Fund’s shareholders (other than for organizational shares) are either pension trusts described in section 401(a) of the Code and exempt from U.S. federal income tax under section 501(a) of the Code or segregated asset accounts of life insurance companies held in connection with variable contracts, as defined in section 817(d) of the Code and (ii) any shares attributable to an investment in the Fund made in connection with the organization of the Fund do not exceed $250,000. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as a corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions. Furthermore, failure to qualify as a regulated investment company may cause the Variable Contracts to fail the diversification standards under section 817(h) of the Code as discussed below.

Aside from the requirements attendant to the Fund’s qualification as a regulated investment company discussed above, section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts and variable life insurance policies. The Code provides that a variable annuity contract and a variable life insurance policy shall not be treated, respectively, as an annuity contract or life insurance policy for any period for which the investments are not, in accordance with Treasury regulations, adequately diversified. Disqualification of the contract or policy as an annuity contract or life insurance policy would result in the immediate imposition of U.S. federal income tax on the owners of such variable annuity contract and variable life insurance policy, respectively, with respect to earnings allocable to the contract or policy (including accumulated earnings), and the U.S. federal income tax liability would generally arise prior to the receipt of payments under the contracts. Section 817(h)(2) of the Code is a safe harbor rule which provides that a variable annuity contract or a variable life insurance policy satisfies the diversification requirements if, as of the close of each quarter of a taxable year, the underlying assets of such contract or policy meet the diversification standards for a regulated investment company, and no more than 55% of such contract’s or policy’s total underlying assets consist of cash, cash items, U.S. government securities, and securities of other regulated investment companies. The Treasury Department has issued Treasury regulations (specifically section 1.817-5 of the Treasury regulations — the “Regulations”) that establish diversification requirements for the investment portfolios underlying variable insurance contracts. The Regulations amplify the diversification requirements for variable annuity contracts and variable life insurance policies set forth in section 817(h) of the Code, and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of total assets is represented by any one investment; (2) no more than 70% of such value is represented by any two investments; (3) no more than 80% of such value is represented by any three investments; and (4) no more than 90% of such value is represented by any four investments. For purposes of the Regulations, all securities of the same issuer are treated as a single investment, but each U.S. government agency and instrumentality is treated as a separate issuer. The Regulations provide that, in the case of a regulated investment company whose shares are available to the public only through variable insurance contracts (such as the Fund) which meet certain other requirements, the diversification tests are applied by reference to the underlying assets owned by the regulated investment company (i.e., on a “look-through” basis) rather than by reference to the shares of the regulated investment company owned under the annuity contract. The Fund intends to meet the requirements for application of the diversification tests on a look-through basis.

The Treasury Department has indicated in published statements that it will issue Treasury regulations or rulings addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause such contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities will be included currently in the contract owner’s gross income. It is not known at the present time what standards will be set forth in such Treasury regulations or rulings.

In the event that such rules or Treasury regulations were adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Fund will not have to change its investment objective or investment policies. Furthermore, the Fund would still be required to comply with the diversification requirements set forth in section 817(h) and the Regulations. However, it is possible that in order to comply with the aforementioned diversification requirements, less desirable investment decisions may be made which could affect the investment performance of the Fund.

Variable annuity contracts and variable life insurance policies purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation generally without current U.S. federal income tax liability for an individual owner. Different rules apply to corporations, taxable trusts, or other entities which own variable annuity contracts and variable life insurance policies. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to U.S. federal income tax, a 3.8% federal tax on net investment income of an individual, estate or trust with a modified adjusted gross income in excess of a threshold, as well as a 10% penalty tax on distributions to the policyholder before age 59 1/2. Only the portion of a distribution attributable to income on the investment in the contract or policy should be subject to U.S. federal income tax. Additional state and/or local income taxes and penalties could be imposed on such distributions. For a further discussion of investing in variable annuity contracts or variable life insurance policies, please refer to the prospectus offered by the participating insurance company. In addition, investors should consult their own tax advisers for a more complete discussion of possible U.S. federal income tax consequences to their particular situations.

Investments by the Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the “original issue discount”) each year that the securities are held, even though the Fund receives no actual interest payments. In addition, the Fund’s investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, “section 1256 contracts” (as described below) and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute in order to meet various distribution requirements. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

Certain regulated futures contracts, nonequity options, and foreign currency contracts in which the Fund may invest may be “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” for U.S. federal income tax purposes (that is, treated as sold at their fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. The U.S. federal income tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may defer the recognition of losses, which could cause the gains required to be distributed by the Fund to exceed realized net gains.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gains may be increased or decreased, respectively, compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain from a constructive sale of certain “appreciated financial positions” if generally the Fund enters into a short sale or offsetting notional principal contract with respect to, or a futures or a forward contract to deliver, the same or substantially identical property, or in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options, forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer’s risk of loss with respect to the appreciated financial position reduced by certain circumstances.

If the Fund has long-term capital gain from a “constructive ownership transaction” with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire, certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and substantially contemporaneous maturity dates.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, or determined with reference to one or more foreign currencies, and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments denominated in a foreign currency or determined with reference to one or more foreign currencies, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss. Generally, gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than regulated futures contracts or new equity options that are section 1256 contracts) which are denominated in a foreign currency, or determined by reference to the value of one or more foreign currencies, are treated as ordinary gains or losses, as the case may be. These gains or losses, which are governed by section 988 of the Code, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment.

The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Fund’s investments. Tax treaties between certain countries and the United States may reduce or eliminate such withholding taxes. Although under certain circumstances the Fund would be able to treat such foreign withholding taxes as paid by its shareholders, variable annuity contracts and variable life insurance policies cannot claim the benefit of the foreign tax credit from foreign withholding taxes paid on foreign securities held by the Fund.

Investments by the Fund in stock of certain foreign corporations that have more than 75% passive income on an annual basis or more than 50% passive assets by value (referred to as “passive foreign investment companies” or “PFICs”), will be subject to special tax rules designed to prevent deferral of U.S. federal income taxation of the Fund’s share of the PFIC’s earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, the Fund would be required to report certain “excess distributions” from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income from excess distributions and gain from disposition of PFIC stock would be allocated ratably to the Fund’s holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of U.S. federal income tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund’s net investment income for that year and, to the extent distributed as a dividend to the Fund’s shareholders, would not be taxable to the Fund.

The Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, the Fund may be able to make an election, known as a qualified electing fund (“QEF”) election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, the Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

Under legislation commonly known as “FATCA” (the Foreign Account Tax Compliance Act), ordinary dividends paid by the Fund on or after July 1, 2014, and the gross proceeds of share redemptions and certain capital gains dividends it pays after December 31, 2016, to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied. In general, no such withholding will occur with respect to a U.S. person that timely provides the Fund with a valid IRS Form W-9. Shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the U.S. federal income tax consequences to a foreign shareholder of an investment in the Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant to the extent and in the manner permitted by applicable law.

Substantially all brokers through whom the Adviser executes equity agency orders provide proprietary research on general economic trends or particular companies. Selected brokers provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quote and other market data information in this manner. Certain brokers may also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may be fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic communication networks (“ECNs”) in executing transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased.

Equity securities traded in over-the-counter markets, bonds, including convertible bonds, and loans are generally traded on a ‘net’ basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Adviser or the Adviser’s other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. In general, research and brokerage services obtained from brokers are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be smaller or larger than the Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above (sometimes referred to as “soft dollar” arrangements), subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

Independent third-party research is an important component of the Fund’s investment selection process and may be obtained through commission sharing arrangements (“CSAs”) or acquired through “step-out” transactions. The

Adviser may enter into CSAs under which the Adviser may execute transactions through, and obtain third-party research from, a broker-dealer. Under a CSA, the Adviser may request that the broker-dealer allocate a portion of the commissions to another firm that provides research to the Adviser. To the extent that the Adviser engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

In addition, research and services may be acquired or received either directly from executing brokers-dealers, or indirectly through other brokers-dealers in step-out transactions or similar arrangements. A “step-out” is an arrangement by which an investment manager executes a trade through one broker-dealer, but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear, settle, and receive commissions for, the stepped-out portion. The Adviser may use a step-out to compensate broker-dealers who provide proprietary research services to the Fund and/or other clients of the Adviser.

The Adviser may also receive research that is bundled either: directly with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer, or through step-out transactions with other broker-dealers. To the extent that the Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid for by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Adviser.

In purchasing and selling debt instruments, the Adviser ordinarily places transactions with a broker-dealer acting as principal for the instruments on a net basis, with no brokerage commission being paid by the client (although the price usually includes undisclosed compensation) and may involve the designation of selling concessions. Debt instruments may also be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers as principals reflect the spread between the bid and ask prices.

The Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with the Fund solely because they are investment advisory clients of the Adviser or an affiliate. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

For the years ended December 31, 2014, 2013 and 2012, the Fund paid a total of $167,828, $244,047 and $183,945 respectively, in brokerage commissions, with respect to portfolio transactions aggregating $145,463,123, $159,079,046 and $128,869,464 respectively, all of which was placed with brokers or dealers who provide research and investment information. For the same periods, there were no such brokerage commissions with respect to portfolio transactions placed with broker-dealers considered to be related parties of the Adviser.

FUND SHARES

The shares of beneficial interest of the Trust currently are designated as shares of the Fund. All shares issued and outstanding are fully paid and non-assessable and are redeemable at net asset value at the option of shareholders. Shares have no preemptive or conversion rights and are freely transferable. The Board of Trustees is authorized to classify, reclassify and issue any unissued shares of the Trust without shareholder approval. Accordingly, in the future, the Trustees may create additional series of shares (or classes) with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Investment Company Act and Delaware law.

Pursuant to its By-Laws, the Trust does not generally hold annual meetings of shareholders. Shareholder meetings, however, will be held when required by the Investment Company Act or Delaware law, or when called by the Chairman of the Board, the President or shareholders owning at least 10% of the outstanding shares of the Fund. The cost of any such notice and meeting will be borne by the Fund.

Each share of the Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for Variable Contracts. Generally, shares of each series vote together on any matter submitted to shareholders, except when otherwise required by the Investment Company Act, or (if shares of more than one series are outstanding) when a matter affects the interests of each series in a different way, in which case the shareholders of each series vote separately by class. If the Trustees determine that a matter does not affect the interests of a particular series, then the shareholders of that series will not be entitled to vote on that matter. An insurance company issuing a Variable Contract invested in shares of the Fund (or any other series issued in the future) will request voting instructions from Variable Contract owners and will vote shares in proportion to the voting instructions received.

The Fund may suspend redemption privileges or postpone the date of payment for any period during which: (1) the NYSE is closed for other than customary weekend and holiday closings or the SEC determines that trading on the NYSE is restricted; (2) an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (3) for such other periods as the SEC may permit.

CUSTODY OF PORTFOLIO

The Trust’s custodian and foreign custody manager for the Fund’s assets is State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the Trust’s independent registered public accountant. PwC audits the Fund’s financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

FINANCIAL STATEMENTS

The Fund’s financial statements and notes thereto appearing in the December 31, 2014 Annual Report to Shareholders and the report thereon of PwC are incorporated by reference in this Statement of Additional Information. The Fund will furnish, without charge, a copy of the Annual Report to Shareholders on request. All such requests should be directed to the First Eagle Variable Funds, at 1345 Avenue of the Americas, New York, NY 10105.

APPENDIX

RATINGS OF INVESTMENT SECURITIES

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Trust’s investment adviser believes that the quality of debt instruments in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Moody’s Ratings.

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative to a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P Ratings.

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only to a small degree.

A-1

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in higher-rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—A C rating is assigned to bonds that are currently highly vulnerable to nonpayment, have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The C rating may be assigned to bonds on which cash payments have been suspended in accordance with relevant terms of the instrument.

D—Bonds rated D are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a bond are jeopardized.

Plus (+) or minus (-)

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

PART C

OTHER INFORMATION

Item 28. Exhibits

Exhibit

(a)	—Declaration of Trust of the Registrant.****

(b)	—Amended and Restated By-Laws of the Registrant. *******

(c)	—Not Applicable.

(d)	—Investment Advisory Contract between the Registrant and Arnhold and S. Bleichroeder Advisers, LLC (“ASB Advisers’’).*

(e)(1)	—Distribution Agreement between the Registrant and ASB Securities LLC (“ASB Securities’’).*

(e)(2)	—Form of 12b-1 Servicing Agreement Between SGCS and A Life Insurance Company.*

(f)	—Not applicable.

(g)(1)	—Custody Agreement between the Registrant and State Street Bank and Trust Company.*****

(g)(2)	—Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company.**

(g)(3)	—Amendment adding Registrant as a party to the Transfer Agency Agreement (“Master TA Agreement’’) between First Eagle Funds and DST Systems Inc.***

(g)(4)	—Special Custody Agreement between the Registrant and HSBC Bank USA.****

(g)(5)	—Amended and Restated Administration Agreement between the Registrant and State Street Bank and Trust Company.*******

(h)	—Form of Participation Agreement among the Registrant, A Life Insurance Company and ASB Securities.****

(i)	—Legal Opinion of Richards, Layton & Finger, P.A dated April 15, 2010.********

(j)(1)	—Consent of PricewaterhouseCoopers LLP. Filed herewith.

(j)(2)	—Shearman & Sterling LLP Opinion with respect to Reorganization.******

(k)	—Not applicable.

(l)	—Investment Representation Letter of SGAM Corp.*

(m)	—Rule 12b-1 Distribution Plan and Agreement between the Registrant and ASB Securities.**

(n)	—Not applicable.

(p)	—Code of Ethics. Filed herewith.

(q)	—Power of Attorney. *********

*	Previously filed as an Exhibit to the Registration Statement.

**	Incorporated herein by reference to Post-Effective Amendment No. 8 filed on or about April 13, 2001.

***

Such amendment is incorporated herein by reference to Post-Effective Amendment No. 10 filed on or about April 15, 2003. The Master TA Agreement is incorporated herein by reference to Post-Effective Amendment No. 4 to the First Eagle Funds Registration Statement filed on or about July 25, 1997.

****	Incorporated herein by reference to Post-Effective Amendment No. 11 filed on or about April 15, 2004.

*****	Incorporated herein by reference to Post-Effective Amendment No. 14 filed on or about April 13, 2006.

******	Incorporated herein by reference to Post-Effective Amendment No. 15 filed on or about April 13, 2007.

*******	Incorporated herein by reference to Post-Effective Amendment No. 17 filed on or about April 15, 2009.

********	Incorporated herein by reference to Post-Effective Amendment No. 18 filed on or about April 15, 2010.

*********	Incorporated herein by reference to Post-Effective Amendment No. 20 filed on or about April 15, 2011.

Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Article VII, Section 2 of the Registrant’s Declaration of Trust contains the following provision, generally providing for indemnification of Trustees, officers, employees and agents of the Registrant against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.

Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust’s request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust’s request as a d irector, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the 1940 Act and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

The Registrant also intends to maintain an investment company directors’ and officers’ errors and omissions insurance policy providing for additional protections for such persons in accord with industry practice.

Item 31. Business and Other Connections of Investment Adviser

First Eagle Investment Management, LLC is the Registrant’s investment adviser. Its primary office is located at 1345 Avenue of the Americas, New York, New York, 10105. In addition to the Registrant, First Eagle Investment Management, LLC acts as investment adviser to the First Eagle Funds, and to certain investment vehicles and accounts not subject to registration with the Securities and Exchange Commission.

First Eagle Investment Management, LLC is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), a privately-owned holding company organized under the laws of the State of New York, which has a substantial amount of assets under management in the form of individual accounts, and, through the Adviser, Fund accounts. In connection with another subsidiary, FEF Distributors, LLC, a registered broker-dealer, the principal underwriter to the Registrant, ASB Holdings is substantially involved in the distribution of mutual fund shares. The business and other connections of the Adviser’s directors and officers are as follows:

Name	Position with the Adviser	Business and Other Connections
Henry H. Arnhold	Director

Director Emeritus of the Board of Arnhold and S. Bleichroeder Holdings, Inc.; President and Director, The Arnhold Foundation; Director, Arnhold Ceramics; Trustee, The New School for Social Research; Director, Conservation International

John P. Arnhold	Chairman, Chief Investment Officer and Director

Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, FEF Distributors, LLC; President and Trustee, First Eagle Funds and First Eagle Variable Funds; Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, UC Santa Barbara Foundation; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; prior to November, 2011, Director, Aquila International Fund, Limited; prior to September, 2011, Director, Quantum Endowment Fund

Name	Position with the Adviser	Business and Other Connections
Michael M. Kellen	Vice Chairman	Co-President and Co-CEO, Arnhold and S. Bleichroeder Holdings, Inc.; Director, FEF Distributors, LLC; Managing Member, New Eagle Holdings Management Company, LLC

Bridget Macaskill	President, Chief Executive Officer and Director

Director, Arnhold and S. Bleichroeder Holdings, Inc.; Board Member, Prudential plc; CREF Trustee, TIAA-CREF; Trustee, William T. Grant Foundation; Trustee, North Shore Alliance; previously until 2009, Independent Consultant appointed under the terms of the Global Research settlement, Merrill Lynch and Principal and Founder, BAM Consulting, LLC

Mark D. Goldstein	General Counsel and Senior Vice President

General Counsel and Secretary, Arnhold and S. Bleichroeder Holdings, Inc.; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Director, First Eagle Amundi, SICAV; prior to March 2010, Chief Compliance Officer, Good Hope Advisers, LLC

Robert Bruno	Senior Vice President	President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds

Lynn Perkins	Chief Financial Officer	Prior to February 2013, Managing Director and Global Chief Operating Officer, Credit Suisse Asset Management, Distribution

Albert Pisano	Chief Compliance Officer, Senior Vice President	Prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC.

Item 32. Principal Underwriters

(a) FEF Distributors, LLC is the Registrant’s distributor (the “Distributor’’). It also serves as principal underwriter for First Eagle Funds.

(b) The positions and offices of the Distributor’s directors and officers who serve the Registrant are as follows:

Name and Business Address*	Position and Offices with Underwriter	Position and Offices with Registrant
John P. Arnhold	CEO, Chairman and Director	President and Trustee

Robert Bruno	President	Senior Vice President

Mark D. Goldstein	Secretary	Chief Compliance Officer

Joseph Tropeano	Chief Compliance Officer	None

Suzan J. Afifi	Vice President	Secretary and Vice President

Michael Luzzatto	Vice President	Vice President

*     The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

       (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, 1345 Avenue of the Americas, New York, NY 10105 with the exception of certain accounts, books and other documents which are kept by the Registrant’s custodian, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 and registrar and shareholder servicing agent, DST Systems, Inc., P.O. Box 419324, Kansas City, Missouri 64141-6324.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund’s outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(a) or Rule 485(b) (as the case may be) under the Securities Act of 1933 and the Registration has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 14th day of April, 2015.

FIRST EAGLE VARIABLE FUNDS

By:	/s/ John Arnhold
John Arnhold, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Lisa Anderson*	Trustee	April 14, 2015
(Lisa Anderson)

/s/ John P. Arnhold*	Trustee	April 14, 2015
(John P. Arnhold)

/s/ Candace K. Beinecke*	Trustee	April 14, 2015
(Candace K. Beinecke)

/s/ Jean-Marie Eveillard*	Trustee	April 14, 2015
(Jean-Marie Eveillard)

/s/ Jean D. Hamilton*	Trustee	April 14, 2015
(Jean D. Hamilton)

/s/ James E. Jordan*	Trustee	April 14, 2015
(James E. Jordan)

/s/ William M. Kelly*	Trustee	April 14, 2015
(William M. Kelly)

/s/ Paul J. Lawler*	Trustee	April 14, 2015
(Paul J. Lawler)

Signature	Capacity	Date

/s/ Joseph Malone*	Chief Financial Officer	April 14, 2015
(Joseph Malone)

*By:	/s/ Suzan Afifi	April 14, 2015
Suzan Afifi Power-of-Attorney

EXHIBIT INDEX

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(p) Code of Ethics